UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒      Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

PROMIS NEUROSCIENCES INC.

(Name of Registrant as Specified in its Charter)
Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROMIS NEUROSCIENCES INC.
SUITE 200, 1920 YONGE STREET
TORONTO, ONTARIO, CANADA M4S 3E2
(416) 847-6898
NOTICE OF 2023 ANNUAL MEETING OF
SHAREHOLDERS
To Be Held on June 29, 2023
To Our Shareholders:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast on Thursday, June 29, 2023 at 9:30 a.m., Eastern Time. You may attend the meeting virtually by registering at www.virtualshareholdersmeeting.com/PMN2023, where you will be able to vote electronically and submit questions, subject to the registration procedures set forth below.
Only shareholders who owned common shares and shareholders who hold series 1 preferred shares at the close of business on May 5, 2023 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the shareholders will consider and vote on the following matters:
1.
For holders of common shares only, to elect eight directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal;

2.
For holders of common shares only, to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To consider and if deemed appropriate, to approve a special resolution of the common shareholders and the preferred shareholders voting together as a class, approving the continuance of the Company from the Canada Business Corporations Act to the provincial jurisdiction of Ontario under the Business Corporations Act (Ontario) on the basis set forth in the proxy statement which accompanies this notice; and

4.
To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

In addition, at our Annual Meeting, the holders of common shares will receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2022, including the auditor’s report therein.
As noted above, our Annual Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting via the Internet, vote your shares during the Annual Meeting, and submit questions before the Annual Meeting by registering at www.virtualshareholdersmeeting.com/PMN2023.
In order to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, registered shareholders must register in advance at www.virtualshareholdersmeeting.com/PMN2023 using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. Most of our shareholders do not hold shares directly in their own name but instead are non-registered shareholders who beneficially own shares that are held by an intermediary, such as their bank, trust company, securities broker, trustee, or other nominee. If you are a non-registered shareholder and wish to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, you must appoint yourself as your proxyholder following the procedures provided to you by your intermediary and register in advance at www.virtualshareholdersmeeting.com/PMN2023. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is attached and also available for viewing, printing and downloading at www.proxyvote.com. As outlined in the attached proxy statement, the board of directors recommends that you vote in favor of each director nominee in Proposal 1 and in favor of Proposal 2.
We have elected to use the full set delivery option available to the Company pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the full set delivery option, a company delivers all proxy materials, including, for us, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to its stockholders by mail. In addition to delivery of proxy materials to stockholders, a company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. This proxy statement is dated June 1, 2023 and is first being mailed to stockholders on or about June 1, 2023.
Shareholders of record at the close of business on May 5, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of registered shareholders will be available to shareholders of record during the Annual Meeting.
Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please vote your shares by proxy in advance of the Annual Meeting to ensure your representation and the presence of a quorum at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.
If you are a shareholder of record, you may vote your shares by proxy in advance of the Annual Meeting on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Annual Meeting, you may still do so provided you register in advance at www.virtualshareholdersmeeting.com/PMN2023. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
If you are a non-registered shareholder, you will receive instructions from the holder of record that you must follow in order to vote your shares by proxy in advance of the Annual Meeting.
Thank you for your ongoing support and continued interest in ProMIS Neurosciences Inc.
The content and sending of the proxy statement has been authorized by order of the Board of Directors,
Gail Farfel, Ph.D.
Chief Executive Officer
Toronto, Ontario
June 1, 2023

i

SUITE 200, 1920 YONGE STREET
TORONTO, ONTARIO, CANADA M4S 3E2
(416) 847-6898
PROXY STATEMENT
2023 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 29, 2023
This proxy statement contains information about the 2023 Annual Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Annual Meeting”), to be held on Thursday, June 29, 2023 at 9:30 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register at www.virtualshareholdersmeeting.com/PMN2023. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement below. Except where the context otherwise requires, references to “ProMIS Neurosciences,” “ProMIS,” “company,” “we,” “us,” “our” and similar terms refer to ProMIS Neurosciences Inc. and its consolidated subsidiaries.
This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. We are making this proxy statement, the related proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), available to shareholders for the first time on or about June 1, 2023.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators (the “CSA”), we have elected to use the full set delivery option. Under the full set delivery option, a company delivers all proxy materials, including, for us, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to its stockholders by mail. In addition to delivery of proxy materials to stockholders, a company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. This proxy statement is dated June 1, 2023 and is first being mailed to stockholders on or about June 1, 2023.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on June 29, 2023:
This proxy statement and our 2022 Annual Report are
available for viewing, printing, and downloading at www.proxyvote.com.
A copy of our 2022 Annual Report, as filed with the Securities and Exchange Commission and with Canadian securities regulators, except for exhibits, will be furnished without charge to any shareholder upon written request to ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov and on the System of Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q.
Why did I receive these proxy materials?

A.
Our board of directors (the “board” or “board of directors”) has made these proxy materials available to you in connection with our board of directors’ solicitation of proxies for use at our Annual Meeting, which will be held virtually on Thursday, June 29, 2023 at 9:30 a.m., Eastern Time. As a holder of record of common shares or of Series 1 Preferred Shares as of the close of business on May 5, 2023 (the “Record Date”), you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this proxy statement for which you are entitled to vote on. This proxy statement includes information that we are required to provide to you under SEC rules, Canadian securities laws, and the Canada Business Corporations Act (the “CBCA”) and is designed to assist you in voting your shares.

Q.
When are this proxy statement and the accompanying materials scheduled to be sent to shareholders?

A.
The proxy materials, including this proxy statement, a proxy card for shares held in street name (i.e. held for your account by a broker of other nominee), or voting instruction card and our 2022 Annual Report, are being mailed to shareholders on or about June 1, 2023. These materials are also available for viewing, printing and downloading on the Internet at www.proxyvote.com.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, shareholders will consider and vote on the following matters:

1.
For holders of common shares only, the election of eight directors, each to serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation, or removal (Proposal 1);

2.
For holders of common shares only, the ratification of the appointment of Baker Tilly, US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

3.
For holders of common shares and Series 1 Preferred Shares, to consider and if deemed appropriate, to approve a special resolution of the common shareholders and the holders of Series 1 preferred shares voting together as a class, approving the continuance of the Company from the Canada Business Corporations Act to the provincial jurisdiction of Ontario under the Business Corporations Act (Ontario) on the basis set forth in the proxy statement accompanying this notice (the “Continuance Resolution”) (Proposal 3); and

4.
To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Q:
Why is the 2023 Annual Meeting a virtual, online meeting?

A:
This year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

Q:
How do I attend the virtual Annual Meeting?

A:
The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.virtualshareholdersmeeting.com/PMN2023. You or your proxyholder may attend the Annual Meeting online by following the instructions you or your proxyholder receive once registration is complete. The meeting will start at 9:30 a.m., Eastern Time, on June 29, 2023.

Online registration will begin at 9:15 a.m., Eastern Time on June 29, 2023, and you should allow ample time for the online registration.

Upon completing your registration, you or your proxyholder will receive further instructions via email, including a unique link that will allow access to the meeting and enable you or your proxyholder to have the ability to submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.
You or your proxyholder may log on to the virtual meeting starting one hour before it begins. If you or your proxyholder encounter any difficulties accessing the virtual meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:15 a.m., Eastern Time, on June 29, 2023.
Please note that you or your proxyholder can only access the virtual Annual Meeting via your unique link to the Annual Meeting that will be emailed to you or your proxyholder if registration was properly submitted.
Q.
How do I submit a question at the Annual Meeting?

A:
If you or your proxyholder wish to submit a question during the Annual Meeting, you or your proxyholder must log into the virtual meeting platform using the unique link provided to you or your proxyholder via email following the completion of your registration at www.virtualshareholdersmeeting.com/PMN2023, type your question into the “Ask a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct which will be posted in advance of the meeting. The Rules of Conduct will address the ability of shareholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Q:
Who can vote at the Annual Meeting?

A.
To be entitled to vote, you must have been a shareholder of record at the close of business on May 5, 2023, the record date for our Annual Meeting. A total of 8,579,284 common shares were outstanding and entitled to vote at the Annual Meeting as of the record date. A total of 70,000,000 Series 1 Preferred Shares were outstanding and entitled to vote on the Continuance Resolution as of the record date. Only Shareholders of record at the close of business on the Record Date who either (i) attend the Meeting personally following the instructions above (see How do I attend the Virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described below, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares or Series 1 Preferred Shares voted at the Meeting, except to the extent that:

(a)   the shareholder has transferred the ownership of any such share after the Record Date, and
(b)   the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares or Series 1 Preferred Shares and with respect to the Common Shares, makes a demand to Computershare and with respect to the Series 1 Preferred Shares makes a demand to the Company no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.
Q.
How many votes do I have?

A.
Each Common Share that you own as of the record date will entitle you to one vote on each matter considered at the Annual Meeting. Series 1 Preferred Shares will only vote on the Continuance Resolution. 60 Series 1 Preferred Shares entitles you to one vote on the Continuance Resolution (based on the Company’s (1) for (60) reverse Common Shares split on June 27, 2022).

Q.
How do I vote?

A.
If you are the “record holder” of your Common Shares, meaning that your Common Shares are registered in your name in the records of our transfer agent, Computershare Trust Company of Canada and Computershare Trust Company, N.A., The Company maintains the register for the Series 1 Preferred Shares. You may vote your Common Shares and Series 1 Preferred Shares at the meeting in person or by proxy as follows:

(1)
Via the Internet prior to the Annual Meeting:   To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the Internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(2)
By Telephone:   To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(3)
By Mail:   To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

(4)
Via the Internet during the Annual Meeting:   In order to vote during the virtual meeting, you must register in advance at www.virtualshareholdersmeeting.com/PMN2023. You may then attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.virtualshareholdersmeeting.com/PMN2023. If you vote your proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If you are a shareholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.
The below does not apply to holders of Series 1 Preferred Shares, as all holders of Series 1 Preferred Shares are registered holders.
If you are a non-registered shareholder because your shares are held in “street name”, meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then your intermediary that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. You will receive the proxy materials, as well as voting and revocation instructions, from your intermediary or its agent. You may vote your shares at the meeting by proxy by following the instructions that your broker, bank, or other nominee provides you. If you wish to vote your shares virtually at the Annual Meeting, you must:
(1)
Appoint yourself as your proxyholder:    U.S. non-registered shareholders — follow the instructions your intermediary has provided in the voting instruction form (the “VIF”) sent to you about how to request that a legal proxy to appoint you as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders — print your name in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register to vote at the Annual Meeting.

(2)
Register your proxyholder:   After you have appointed yourself as proxyholder, you must register in advance at www.virtualshareholdersmeeting.com/PMN2023.

(3)
Log In to the virtual Annual Meeting:   Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. You may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email.

If you do not give instructions to your broker, bank or other nominee, and your intermediary does not have discretionary authority to vote the non-registered shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-registered shareholder, no votes will be cast on your behalf with respect to such item (a “broker non-vote”). If you are a non-registered shareholder whose common shares are held of record by a broker, New York Stock Exchange rules, which are also applicable to Nasdaq-listed companies, permit your broker to exercise discretionary voting authority with respect to certain “discretionary” items. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm (Proposal 2) is considered a discretionary item under such rules. All of the other matters being put to a vote are “non-discretionary” items. Accordingly, under New York Stock Exchange rules your broker may not vote your shares with respect to these other matters.
If you have not completed the steps outlined above, you may still attend the meeting as a guest. However, you will not be able to vote your shares at the meeting.
Q.
How do I appoint a proxyholder?

A.
Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card, nor does it have to be a shareholder.

The persons named as proxyholder in the proxy card will vote or withhold from voting the common shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your common shares will be voted accordingly. The proxy card confers discretionary authority on persons named as proxyholder therein with respect to: (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors, (b) any amendment to or variation of any matter identified therein, and (c) any other matter that properly comes before the Meeting. In respect of a matter for which a choice is not specified in the completed Proxy, the persons named as proxyholder in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Since the Annual Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the board nominated proxies named in the proxy card) to access the Annual Meeting and vote on your behalf is different than it would be for an in-person meeting. If you would like your proxyholder to attend and vote at the virtual Annual Meeting on your behalf, you must:
(1)
Appoint your proxyholder:   U.S. non-registered shareholders — follow the instructions your intermediary has provided in the VIF sent to you about how to request that a legal proxy to appoint someone else as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a VIF. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders — print the name of your proxyholder in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register your proxyholder to vote at the Annual Meeting.

(2)
Register your proxyholder:   After you have appointed your proxyholder, you must register your proxyholder in advance at www.virtualshareholdersmeeting.com/PMN2023.

Upon completing your registration, your proxyholder will receive instructions via email, including a unique link that will allow your proxyholder to access the meeting and will permit your proxyholder to submit questions. Your proxyholder may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to them via email.
Q.
Can I change my vote?

A.
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:

(1)
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2)
Sign and return a new proxy card. Only your latest dated proxy card will be counted.

(3)
Attend the Annual Meeting virtually and vote online as instructed above. Attending the Annual Meeting virtually will not, by itself, revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be. Your prior vote will be revoked only to the extent you vote on-line at the Annual Meeting.

(4)
Notify our corporate secretary in writing before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name” and you are a non-registered shareholder, you may submit new voting instructions with a later date by contacting your broker, bank, or other nominee. You must provide any new voting instructions prior to the deadline specified by your intermediary to ensure your shares are voted in the way you prefer.
Q.
How many shares must be represented to have a quorum and hold the Annual Meeting?

A.
A quorum for a meeting of shareholders shall be two shareholders, or two proxyholders representing shareholders, or combination thereof, holding not less than thirty-three and one third (33 1∕3%) of the issued shares entitled to be voted at in the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by submitting a proxy card or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. There were 8,579,284 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 4,289,643 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

Q.
What vote is required to approve each matter and how are votes counted?

A.
Proposal 1 — Election of Directors. As a result of amendments to the CBCA and the regulations thereunder which came into effect in 2022, at shareholders’ meetings where the number of nominees for director is equal to the number of positions to be filled (an “uncontested meeting”), shareholders will be afforded the opportunity to vote FOR or AGAINST each nominee for director. Directors are not considered elected unless they receive more FOR votes than AGAINST votes at an uncontested meeting — in other words, directors will be elected by a majority vote. Accordingly, nominees for director will be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Broker non-votes and abstentions will not be treated as votes cast. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 1. You may:

•
vote FOR all nominees;

•
AGAINST all nominees; or

•
vote FOR or AGAINST one or more nominees.

B.
Proposal 2 — Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The affirmative vote of the holders of common shares representing a majority of the votes cast on the matter is required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the voting on the proposal referenced above.

C.
Proposal 3 — Continuance Resolution. In order to be effective, the Continuance Resolution requires the approval of not less than sixty-six and two-thirds percent (66 2∕3%) of the votes cast by holders of Common Shares and holders of Series 1 Preferred Shares represented at the meeting in person or by proxy, voting together as a class. Shareholders may vote “For” or “Against” the Continuance Resolution. Abstentions and broker non-votes, if any, will have no effect and will not be counted as votes cast on the Continuance Resolution.
Q.
Who will count the vote?

A.
The votes will be counted, tabulated, and certified by Broadridge Financial Solutions.

Q.
How does the board of directors recommend that I vote on the proposals?

A.
Our board of directors recommends that you vote:

FOR the election of each director;
FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
FOR the Continuance Resolution.
If you appoint the persons we have designated in the proxy card as your proxyholder, your shares will be voted for or against from voting in accordance with your instructions on any ballot that may be called for and, if no instructions are provided will be voted as recommended by the board of directors.
Q.
Are there other matters to be voted on at the Annual Meeting?

A.
We do not know of any matters that may come before the Annual Meeting other than the matters noted above. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.
Where can I find the voting results?

A.
We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K (“Form 8-K”), that we expect to file with the SEC within four business days, and promptly with Canadian securities regulators, following the conclusion of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results, and within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q.
How are proxies solicited for the Annual Meeting and what are the costs of soliciting these proxies?

A.
Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We are not sending proxy-related materials directly to non-objecting, non-registered shareholders, and such materials will be delivered to non-objecting, non-registered shareholders by the non-objecting, non-registered shareholders’ intermediary.

Q.
I share an address with another shareholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?

A.
Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attn: Investor Relations, telephone: (416) 847-6898.

OWNERSHIP OF OUR SHARES
The Board has fixed May 5, 2023 as the record date for determination of persons entitled to receive notice of the Meeting. Only Shareholders of record at the close of business on the Record Date who either (i) attend the Meeting personally following the instructions above (see How do I attend the Virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described above, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Meeting, except to the extent that:
(a)   the shareholder has transferred the ownership of any such share after the Record Date, and
(b)   the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares or Series 1 Preferred Shares and. With respect to the Common Shares, makes a demand to Computershare and with respect to the Series 1 Preferred Shares, makes a demand to the Company no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.
The Company is authorized to issue an unlimited number of common shares and an unlimited number of preferred shares, each class having rights, privileges, restrictions and conditions attached to them as set out in the Articles of Amalgamation of the Company. The Common Shares are listed for trading on the Toronto Stock Exchange (the “TSX”) under the stock symbol “PMN” and on Nasdaq under the stock symbol “PMN”. As of May 5, 2023, the Company had outstanding 8,579,284 fully paid and non-assessable Common Shares without par value, each carrying the right to one vote, and there were 70,000,000 Series 1 Preferred Shares issued and outstanding.
Holders of common shares are entitled to one vote per Common Share at meetings of Shareholders. No group of Shareholders has the right to elect a specified number of directors, nor are there cumulative or similar voting rights attached to the Common Shares.
Pursuant to the provisions of the CBCA, holders of Series 1 Preferred Shares are entitled to vote on the Continuance Resolution but are not otherwise entitled to vote on any other meeting matters. Holders of Series 1 Preferred Shares are entitled to vote their Series 1 Preferred Shares on an as-consolidated basis at a ratio of 60:1, reflecting the same consolidation of the Common Shares that was effected on June 28, 2022. 60 Series 1 Preferred Shares entitles you to one vote.
Unless otherwise provided below, the following tables set forth information regarding beneficial ownership of our Common Shares and our Series 1 Preferred Shares as of May 5, 2023 by:
•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of our common shares outstanding;

•
each of our current directors;

•
our principal executive officer and our other executive officers who served during the year ended December 31, 2022, named in the Summary Compensation table below, whom, collectively, we refer to as our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after May 5, 2023. Except as otherwise indicated, all of the shares reflected in the table are common shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 8,579,284 common shares outstanding as of May 5, 2023. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2.

	Number of Common Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Shareholders
Title 19 Investments LLC(1)	912,536	9.99%
Crocker Mountain LLC(2)	895,910	9.99%
Directors and Named Executive Officers
Gail Farfel, Chief Executive Officer(3)	2,000	*
Neil Cashman, Chief Scientific Officer & Director(4)	249,626	2.86%
Gavin Malenfant, Chief Operating Officer(5)	40,108	*
Eugene Williams, Chairman of the Board(6)	316,143	3.62%
Madge “Maggie” K. Shafmaster, Lead Independent Director(7)	8,333	*
William Wyman, Director(8)	90,262	1.05%
Patrick Kirwin, Director(9)	98,094	1.14%
Richard Gregory, Director(10)	16,666	*
Josh Mandel-Brehm, Director(11)	8,333	*
Neil K. Warma, Director(12)	8,333	*
All executive officers and directors as a group (13 persons)(13)	936,675	10.30%

*
Represents beneficial ownership of less than 1% of our outstanding common shares.

(1)
The information is based on a Schedule 13G filed with the SEC on October 21, 2022. Michael Gordon has sole voting and dispositive power over the securities held by Title 19 Promis. Includes 500,000 Series 1 Preferred Shares, which are convertible into Common Shares on a 1:1 basis; 51,562 Common Shares underlying warrants; and 48,333 Common Shares held in a trust for which Mr. Gordon’s spouse serves as trustee. In October 2022, Title 19 Promis acquired in the PIPE Offering a warrant to purchase 26,597 Common Shares for an aggregate purchase price of $574,511. Title 19 Promis may not exercise this warrant if such exercise results in it holding more than 10% of our issued and outstanding shares unless it provides us 61 days’ notice of such exercise. The address of Title 19 Promis is c/o JDJFOS, P.O. Box 962049, Boston, MA 02196.

(2)
The information is based on a Schedule 13G filed with the SEC on February 3, 2023. Jeremy Sclar has sole voting and dispositive power over the securities held by Crocker Mountain LLC. Includes 150,000 Series 1 Preferred Shares, which are convertible into Common Shares on a 1:1 basis; 85,208 Common Shares underlying warrants exercisable within 60 days of May 5, 2023; 104,869 Common Shares and 150,000 Series 1 Preferred Shares held by the Jeremy M. Sclar 2012 Irrevocable Family Trust (the “Trust”), which are convertible into Common Shares on a 1:1 basis, for which Mr. Sclar’s spouse serves as trustee; and 65,000 shares owned individually by Mr. Sclar. In October 2022, the Trust acquired in the PIPE Offering a warrant to purchase 26,217 Common Shares for an aggregate purchase price of $566,292. The Trust may not exercise this warrant if such exercise results in it holding more than 10% of our issued and outstanding shares unless it provides us 61 days’ notice of such exercise. The address of Crocker Mountain LLC is 33 Boylston Street, Ste. 3000, Chestnut Hill, MA 02467.

(3)
Includes 2,000 Common Shares.

(4)
Includes 132,481 Common Shares underlying options exercisable within 60 days of May 5, 2023, 11,806 Common Shares underlying warrants exercisable within 60 days of May 5, 2023 and 1,061 Common Shares underlying deferred stock units (“DSUs”). Also includes 1,617 common shares held by Rosemary Cashman, Dr. Cashman’s spouse.

(5)
Includes 40,108 Common Shares underlying options exercisable within 60 days of May 5, 2023.

(6)
Includes 149,147 Common Shares underlying options exercisable within 60 days of May 5, 2023 and 7,066 Common Shares underlying warrants exercisable within 60 days of May 5, 2023.

(7)
Represents Common Shares underlying options exercisable within 60 days of May 5, 2023.

(8)
Includes 19,998 Common Shares underlying options exercisable within 60 days of May 5, 2023 and 7,327 Common Shares underlying warrants exercisable within 60 days of May 5, 2023.

(9)
Includes 3,333 Common Shares underlying warrants exercisable within 60 days of May 5, 2023, 16,665 Common Shares underlying options exercisable within 60 days of May 5, 2023, 27,998 Common Shares held by Patrick D. Kirwin Professional Corporation and 2,383 Common Shares held by Patrick Kirwin in a Tax Free Savings Account. Mr. Kirwin exercises the power to vote or direct the voting or the power to dispose or direct disposition of such securities. Also includes 5,732 Common Shares held by Mr. Kirwin’s spouse.

(10)
Represents Common Shares underlying options exercisable within 60 days of May 5, 2023. Richard Gregory has notified the Company of his intent to not stand for re-election to the board of directors at the Annual Meeting and, as a result, his term as a director of the Company, or on any committee of the board of directors, will end upon the conclusion of the Annual Meeting.

(11)
Represents Common Shares underlying options exercisable within 60 days of May 5, 2023.

(12)
Represents Common Shares underlying options exercisable within 60 days of May 5, 2023.

(13)
Includes all current company Executive Officers and Directors, which includes Daniel Geffken, Dr. Larry Altstiel, and Dr. Johanne Kaplan. Includes 481,855 Common Shares underlying options exercisable within 60 days of May 5, 2023, 34,349 shares underlying warrants exercisable within 60 days of May 5, 2023, and 1,061 shares underlying DSUs.

Based on 70,000,000 Series 1 Preferred Shares outstanding as of May 5, 2023:
	Number of Series 1 Preferred Shares Beneficially Owned	Percentage of Series 1 Preferred Shares Beneficially Owned
5% or Greater Shareholders
Title 19 Promis	30,000,000	42.86%
JAK II LLC	9,000,000	12.86%
Crocker Mountain LLC	9,000,000	12.86%
KPC Venture Capital LLC	9,000,000	12.86%
Jeremy Sclar 2012 Irrevocable Family Trust	9,000,000	12.86%

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors is elected each year at the annual meeting of shareholders. Each director elected to hold office will do so until the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) and until his or her successor is elected and qualified, or until such director’s earlier death, resignation, or removal.
In March 2023, Richard Gregory notified the Company of his intent to not stand for re-election to the board of directors at the Annual Meeting of the Stockholders and, as a result, his term as a director, or on any committee of the board of directors, will end upon the conclusion of the Annual Meeting.
The board of directors, upon the recommendation of the corporate governance and nominating committee, has nominated Gail Farfel, Ph.D., Neil Cashman, Eugene Williams, Maggie Shafmaster, William Wyman, Patrick Kirwin, Josh Mandel-Brehm and Neil Warma for election as a director. Each person nominated for election to our board of directors, with the exception of Gail Farfel, Ph.D., is currently serving as a director of ProMIS.
Each nominee has agreed to serve if elected, and we do not know any reason why any nominee would be unable to serve. In the event that any nominee should be unavailable for election, proxies will be voted for the election of a substitute nominee designated by the board of directors or for election of only the remaining nominees.
Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of the eight nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election.
Vote Required
The CBCA provides for a majority voting standard in an uncontested meeting. This means that nominees for director are elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Broker non-votes and abstentions will have no effect on this proposal. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE TO SERVE UNTIL THE 2024 ANNUAL MEETING.

DIRECTOR BIOGRAPHIES
Below are the names, ages and certain other information for the nominees for election to our board of directors. Information with respect to the number of common shares beneficially owned by each director as of May 5, 2023 appears above under the heading “Ownership of Our Common Shares.” In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board of directors and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our shareholders.
Name	Principal Occupation, Business or Employment	Period as a Director of the Company	Common Shares Beneficially Owned or Controlled
Gail Farfel, new nominee Chief Executive Officer and Director nominee, New Jersey, USA Age: 59	Chief Executive Officer of the Company, former Chief Development Officer at Zogenix, Inc; Director of Durect Corporation since 2019; Director of AvroBio since 2020	—	2,000
Neil Cashman Director, CSO, British Columbia, Canada Age: 71	Director and Chief Scientific Officer of the Corporation; Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases (UBC)	September 21, 2005 to January 9, 2008 and since June 9, 2010	249,626(1)
Eugene Williams Director, Massachusetts, USA Age: 63	Chairman and former Chief Executive Officer of the Corporation; Co-founder, of Virtua, LLC, a private biotechnology consulting firm.	Since June 29, 2015	316,143(2)
Maggie Shafmaster(10)(11) Lead Independent Director, Florida, USA, Age: 64	Independent consultant since 2014, providing strategic advice related to IP portfolio development, commercial transactions and potential and ongoing patent and trade secret disputes.	Since September 22, 2021	8,333
William Wyman(8)(9)(11) Director, New Hampshire, USA Age: 85	Director of the Corporation; Management consultant; Director of Allston Trading, a trading firm; Founder of Oliver Wyman, a management consulting firm.	Since March 8, 2014	90,262
Patrick Kirwin(8)(11) Director, Alberta, Canada Age: 66	Director of the Corporation; and Barrister & Solicitor, Admitted to Law Society of Alberta in 1983; founding partner of Kirwin LLP, Lawyers & Trademark Agents.	Since June 29, 2015	98,094

Name	Principal Occupation, Business or Employment	Period as a Director of the Company	Common Shares Beneficially Owned or Controlled
Josh Mandel-Brehm(10)(11) Director, Massachusetts, USA Age: 40	President and Chief Executive Officer, CAMP4 Therapeutics Corporation, since May 2017; Entrepreneur Partner, Polaris Partners, since May 2017; Founder, Vico Therapeutics, since September 2019.	Since September 1, 2021	8,333
Neil Warma(8)(9)(10)(11) Director, California, USA Age: 60	Director of the Corporation; General Manager of I-Mab Biopharma, since September 2019; Founder and CEO BioHealth Care, since 2018; Executive Chairman of Ridgeline Therapeutics, since 2019; Director of TGM Biosciences since 2018.	Since May 13, 2021	8,333

(1)
Includes 132,481 Common Shares underlying options, 11,806 Common Shares underlying warrants and 1,061 Common Shares underlying DSUs. Also includes 1,617 common shares held by Rosemary Cashman, Dr. Cashman’s spouse.

(2)
Includes 149,147 Common Shares underlying options and 7,066 Common Shares underlying warrants.

(3)
Represents Common Shares underlying options.

(4)
Includes 19,998 Common Shares underlying options and 7,327 Common Shares underlying warrants.

(5)
Includes 3,333 Common Shares underlying warrants, 16,665 Common Shares underlying options, 27,998 Common Shares held by Patrick D. Kirwin Professional Corporation and 2,383 Common Shares held by Patrick Kirwin in a Tax Free Savings Account. Mr. Kirwin exercises the power to vote or direct the voting or the power to dispose or direct disposition of such securities. Also includes 5,732 Common Shares held by Mr. Kirwin’s spouse.

(6)
Represents Common Shares underlying options.

(7)
Represents Common Shares underlying options.

(8)
Member of the Audit Committee.

(9)
Member of the Compensation Committee

(10)
Member of the Corporate Governance and Nominating Committee.

(11)
Independent director.

Gail Farfel has served as Chief Executive Officer of the Company since September 2022. Dr. Farfel joined the Company after serving as Chief Development Officer at Zogenix, Inc., a global biopharmaceutical company committed to developing and commercializing therapies for rare diseases, since June 2015. Dr. Farfel brings more than 25 years of pharmaceutical development and regulatory experience in rare diseases to the Company. At Zogenix, she served as an executive vice president and global chief development officer where she led all product development activities, including preclinical and clinical development and regulatory strategy. Prior to joining Zogenix, Dr. Farfel was chief clinical and regulatory officer at Marinus Phamaceuticals Inc. (NASDAQ: MRNS), where she established and oversaw clinical, medical, and regulatory strategies for adult and pediatric seizure disorders, including a pediatric epileptic orphan disease. Prior to that, she was vice president, therapeutic area head for neuroscience clinical development and medical affairs at Novartis Pharmaceuticals Corporation (NYSE: NVS), where she oversaw a portfolio of products in psychiatry, multiple sclerosis, Alzheimer’s disease, and Parkinson’s disease. Dr. Farfel has authored more than 50 scientific articles and presentations in the areas of neuropsychopharmacology and drug effects and currently serves on the boards of directors of DURECT Corporation (NASDAQ: DRRX) and Avrobio Inc. (NASDAQ: AVRO). Dr. Farfel is also a director on the Board of the American Society for Experimental Neurotherapeutics. Dr. Farfel holds a Ph.D. in neuropsychopharmacology from the University of Chicago, where she is a director on the Medical and Biological Sciences Alumni Board. Dr. Farfel also holds a Bachelor of Arts degree in biochemistry from the University of Virginia. We believe Dr. Farfel’s experience as our Chief Executive Officer, as well as her experience in the biotechnology industry, qualifies her to serve on our board of directors.

Neil Cashman has served as CSO and as a director of the Company since May 2004 and June 2010, respectively. Dr. Cashman served as a Professor at the UBC from July 2005 until he became Professor Emeritus as of February 1, 2022, when he became a full-time employee of the Company. He has also served as the Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases at UBC from 2005 to 2019. He was also director of the ALS Clinic at Vancouver General Hospital from July 2005 to January 2022. Dr. Cashman earned a Bachelor of Arts degree in Physics from Bowdoin College and a Medical Degree from the University of Massachusetts Medical School. Dr. Cashman served his residency in neurology with the University of Chicago Hospitals & Clinics. We believe Dr. Cashman’s historical experience with our Company as well as his professional experience qualifies him to serve on our board of directors.
Eugene Williams has served as Chairman since September 2022. He served as Chairman and CEO of the Company from October 2021 to September 2022. Prior thereto, Mr. Williams served as Chairman of the Company since July 2015. Prior, Mr. Williams served as Chairman and Chief Executive Officer of Akashi (f/k/a DART Therapeutics, Inc.) from June 2010 to January 2014. Previously Mr. Williams was a senior executive at Genzyme, where he had broad management responsibilities in drug development, commercialization, and licensing. Mr. Williams graduated from Harvard College with a Bachelor of Arts degree in Economics and earned a Master of Business Administration from Harvard Business School. We believe Mr. Williams’ experience as our Chief Executive Officer, as well as his experience in the biotechnology industry, qualifies him to serve on our board of directors.
Maggie Shafmaster has served as a director of the Company since September 2021 and as lead independent director of the Company since May 2022. Dr. Shafmaster has over 25 years of experience providing intellectual property advice to the biotechnology and pharmaceutical industries. Dr. Shafmaster was retired from 2019 until 2021. From 2014 until 2019, Dr. Shafmaster served as an independent intellectual property consultant to the biotech and pharma industries. Prior to this, she served from 2011 to 2014 as Vice President, Chief Patent Counsel for Sanofi Pasteur and from 2007 to 2011 as Senior Vice President, Chief Patent Counsel for Genzyme Corporation. Dr. Shafmaster earned her Ph.D. in Molecular Biology and Virology from Cornell University Graduate School of Medical Sciences, a Juris Doctor from New York Law School, and a Bachelor of Arts in Biology from the University of California Santa Cruz. We believe Dr. Shafmaster’s experience in the biotechnology industry qualifies her to serve on our board of directors.
William Wyman has served as a director of the Company since March 2014. In 1984, Mr. Wyman co-founded Oliver Wyman & Co., a general management consulting firm. Since his retirement from the firm in 1995, Mr. Wyman has served as a director and advisor to nearly two dozen public and private companies in the finance and technology industries. Mr. Wyman has also served as a consultant and owner of Wyman Consulting Associates since 2016. Mr. Wyman has been a member of the board of trustees of Dartmouth Hitchcock Medical Center, Mary Hitchcock Hospital, and the Dartmouth Hitchcock Clinic, and currently serves on the Board Joint Development Committee. He is currently a member of the Board of Trustees of New England College. He served as a director of Allston Trading, LLC, a trading firm, since 2008, and as a member of the board of advisors of several private equity firms since 1995. He has also served on the National Academy of Sciences’ committee on health equity. Mr. Wyman earned a Bachelor of Arts degree in Economics from Colgate University and a Master of Business Administration from Harvard Business School. We believe Mr. Wyman’s experience consulting and serving as a director for a variety of public and private companies qualifies him to serve on our board of directors.
Patrick Kirwin has served as a director of the Company since June 2015. Mr. Kirwin is senior partner at the law firm Kirwin LLP. Mr. Kirwin earned a Bachelor of Arts degree in Economics from the University of Alberta and a Juris Doctor from the University of Toronto Law School. We believe Mr. Kirwin’s professional experience qualifies him to serve on our board of directors.
Josh Mandel-Brehm has served as a director of the Company since September 2021. Mr. Mandel-Brehm has served as President and Chief Executive Officer of CAMP4 Therapeutics Corporation since May 2017 and as entrepreneur partner with Polaris Partners. Prior to May 2017, Mr. Mandel-Brehm served in business development for Biogen Corporation from May 2013 to May 2017. He has also been a founder and board member for Vico Therapeutics B.V. since October 2019. Mr. Mandel-Brehm earned a Bachelor of Arts degree in Biology from Washington University in St. Louis and a Master of Business Administration from the University of Michigan. We believe Mr. Mandel-Brehm’s experience in the biotechnology industry qualifies him to serve on our board of directors.

Neil Warma has served as a director of the Company since May 2021. Mr. Warma has been a healthcare entrepreneur for over 25 years having managed and advised numerous biotechnology and pharmaceutical companies across the globe. Since April 2022, Mr. Warma has been the President and CEO of Genexine, Inc., a publicly-traded global biopharmaceutical company, for which he also serves as a member of its board of directors. Previously, Mr. Warma served as the General Manager of I-Mab Biopharma U.S., a publicly-traded global biopharmaceutical company from September 2019 until May 2022. Mr. Warma was founder and from 2018 to 2019 served as CEO of Biohealth Care, LLC, which provided advisory services to the healthcare industry. Previously, Mr. Warma was President and CEO and a member of the board of directors of Opexa Therapeutics, Inc., a publicly-traded biopharmaceutical company from 2008 to 2017. He was President, CEO and Director of Viron Therapeutics from 2004 to 2007 and prior to that held several senior positions at Novartis AG in Basel, Switzerland. Mr. Warma has served as a director for Genexine Ltd., a public company, and Biotechnology Innovation Organization since March 2021 and November 2020, respectively. Mr. Warma earned a Bachelor of Science degree in Neuroscience from the University of Toronto and a Master of Business Administration from York University. We believe Mr. Warma’s experience in the biotechnology industry qualifies him to serve on our board of directors.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Legal Proceedings
There are no material legal proceedings to which any of our directors officers or affiliates is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Cease Trade Orders and Bankruptcies
To the knowledge of the Company, no executive officer or proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
For the purpose of this paragraph, “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days. No executive officer or proposed director of the Company is, as at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Penalties and Sanctions
To the knowledge of the Company no executive officer or proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.
Individual Bankruptcies
To the knowledge of the Company, no executive officer or proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the officer or proposed director.
Interest of Certain Persons or Companies in Matters to be Acted Upon
To the best of our knowledge, except as otherwise disclosed herein, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and as set out herein.

DIRECTOR COMPENSATION
As of December 31, 2022, the Company had eight directors, one of whom was also an employee: Neil Cashman (CSO). Six directors were considered independent directors at such time, namely Richard Gregory, Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster, Neil K. Warma and William Wyman. Eugene Williams was also an employee serving as a director prior to his resignation as CEO in September 2022.
Directors who hold positions as executive officers with the Company do not receive additional compensation for their service as directors. Dr. Cashman and, prior to his resignation as CEO in September 2022, Mr. Williams, did not receive any additional compensation for their services as directors during the year ended December 31, 2022. For a description of the compensation paid to Dr. Cashman and Mr. Williams, see “Summary Compensation Table for 2022 and 2021,” included herein.
Each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.
Compensation of Directors
The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the Board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing Board members; (ii) competitive in the Company’s industry in order that the Company might attract the best possible candidates to assist the Company and its shareholders in a fiduciary capacity; and (iii) aligned with shareholder interests as the Company grows. The Board retains the ultimate authority to determine the form and amount of director compensation.
Director Compensation for 2022
The following table sets forth all compensation paid to or earned by each director of the Company during fiscal year 2022.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
Richard Gregory	$40,000	$—	$40,000
Patrick Kirwin	$40,000	$—	$40,000
Josh Mandel-Brehm	$40,000	$—	$40,000
Maggie Shafmaster	$40,000	$—	$40,000
Neil Warma	$40,000	$—	$40,000
William Wyman	$40,000	$—	$40,000

(1)
Dr. Cashman, who served as an executive officer during 2022, did not receive any compensation for his Board service.

(2)
Cash fees paid to non-employee directors.

(3)
The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. Please refer to Note 13 of the Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2021 for additional information regarding share based compensation. There were no grants made to directors during 2022.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of our company and our shareholders.
Other Public Directorships
Mr. Neil Warma has served as an independent director since March 2021 for Genexine Ltd., a public company listed on the Korea Stock Exchange.
Dr. Gregory has served as an independent director since 2015 for Homology Medicines, Inc., a public company listed on Nasdaq.
The remaining current directors are not on a board of directors of any other reporting issuer.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions), agents and representatives, including directors and consultants. The full text of our Code of Business Conduct and Ethics is posted on our website at www.promisneurosciences.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics on our website. The inclusion of our website address in this document does not include or incorporate by reference the information on our website into this document, and you should not consider that information a part of this document.
Removal of Directors
The CBCA provides that our directors may be removed by the affirmative vote of the holders of at least a majority of the votes cast at an annual or special meeting of our shareholders, and that certain vacancies on our board of directors, including a vacancy resulting from an enlargement of our board of directors that is permitted by the CBCA, may be filled by a quorum of our directors. In accordance with the terms of the Articles of the Company (as amended, the “articles”), and our general by-laws (as amended, the “by-laws”), we expect that our board of directors will be elected to hold office until the next annual shareholders meeting.
Recommendation of Director Nominees by Stockholders
Our Bylaws provide for advance notice requirements for nominations for election to the board of directors at any annual or special meeting of shareholders, establishing that notice of a nomination for an annual meeting must be provided not less than 30 nor more than 65 days prior to the date of such meeting, subject to exception, and nomination for a special meeting must be provided not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, among other things. There have been no material changes to the procedures by which our stockholders may recommend nominees to the board of directors.
Determination of Independence
The independence of our directors is determined under the corporate governance rules of the Nasdaq and Canadian securities laws. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the board of directors is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the board of directors that six of our directors are independent persons under the independence rules of the Nasdaq and

Canadian securities laws: Richard Gregory, Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster, Neil K. Warma and William Wyman. Eugene Williams (Chair of the Board) and Neil Cashman, M.D. (Chief Scientific Officer) are the non-independent directors of the Company. Neil Cashman is not independent because he is the Company’s CSO. Eugene Williams is not independent because he was an employee of the Company, serving as CEO until September 2022. In March 2023, Richard Gregory notified the Company of his intent to not stand for re-election to the board of directors at the Annual Meeting and, as a result, his term as a director of the Company, or on any committee of the board of directors, will end upon the conclusion of the Annual Meeting. Gail Farfel, Ph.D., who is recommended for nomination at this annual meeting, will not be independent as she serves as the CEO of the Company.
Director Candidates and Criteria
Our board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to our corporate governance and nominating committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, our corporate governance and nominating committee identifies candidates for director nominees in consultation with management, through the use of independent director search firms, through recommendations submitted by shareholders or through such other methods as the corporate governance and nominating committee deems to be helpful to identify candidates. Once candidates have been identified, the corporate governance and nominating committee confirms that the candidates meet the minimum qualifications for director nominees established by the corporate governance and nominating committee. These criteria include the candidate’s personal and professional ethics and integrity, achievement and competence in our field and ability to exercise sound business judgment, skills that are complementary to those of our existing board of directors, ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director and the and the ability to act in the interests of all shareholders.
The corporate governance and nominating committee may gather information about the candidates through meetings from time to time, questionnaires, or background checks to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board. The corporate governance and nominating committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the corporate governance and nominating committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.
The board of directors does not believe that limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate at this stage. Instead, each director’s performance and their continued service is assessed by the corporate governance and nominating committee in light of the needs of the board of directors and other relevant factors. The Board is aware of the positive impacts of bringing new perspectives to the Board of Directors, and therefore does occasionally add new members; however, it values continuity on the Board of Directors and maintaining in-depth knowledge of the Company held by members who have a longstanding relationship with the Company.
Shareholders may recommend individuals to our corporate governance and nominating committee for consideration as potential director candidates by providing timely notice and meeting the other requirements set forth in our by-laws, including our advance notice provision, and the rules and regulations of the SEC, applicable Canadian securities laws, and the CBCA. Assuming such requirements have been met, the corporate governance and nominating committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Shareholders also have the right under the CBCA, subject to the requirements of section 137 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. However, any such nominations must comply with the Company’s advance notice by-law (see “Recommendation of Director Nominees by Stockholders”, above.

The company conducts an orientation program for each new director, which generally includes conversations with individual members of management. The orientation is designed to familiarize the new director with the company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics. New directors have access to historical published information about the company, its articles and by-laws, the corporate governance guidelines and the charters of the board of directors’ committees and other relevant information. The corporate governance and nominating committee is responsible for providing materials or briefing sessions for continuing directors on topics that will assist them in discharging their duties. In addition, management makes regular presentations to the board of directors on the main areas of the company’s business and new developments in the industry.
Board Diversity
Pursuant to the corporate governance and nominating committee Charter, our corporate governance and nominating committee is to consider the diversity of the board of directors composition and the applicable diversity objectives or requirements of any applicable laws or exchange rules.
The composition of our current board of directors currently includes one individual who is diverse under the Nasdaq listing rule regarding board diversity, representing gender diversity of 12.5%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse. The following table provides certain self-identified personal characteristics of our directors, in accordance with Rule 5605(f) of the Nasdaq listing standards.
Board Diversity Matrix (As of May 5, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	8
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
In determining candidates for election to the board or appointment to executive office, the board makes its decisions based on merit, by assessing whether a person’s skills and experience are appropriate for particular roles, and based on the requirements of the CBCA. The company has determined that, due to its current stage of development and the fact that the current nomination and appointment procedures have yielded appropriate candidates for nomination to the board and appointment to executive office, it is not necessary at this time to adopt a formal policy regarding the identification and nomination of women, Aboriginal peoples, persons with disabilities or members of visible minorities.
Although the Company does not currently have a written policy relating to the identification and nomination of women, Aboriginal peoples, persons with disabilities or members of visible minorities as directors, when the Corporate Governance and Nominating Committee recommends candidates for director positions, it considers not only the qualifications, personal qualities, business background and experience of the candidates, it also considers the composition of the group of nominees, to best bring together a selection of candidates allowing the board of directors to perform efficiently and act in the best interests of the Company and its shareholders. The Company is aware of the benefits of diversity on the board and at the executive and senior management levels, and therefore the level of representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities is one factor taken into consideration during the search process for directors and for executives and senior management positions. The board of directors also considers the composition of the group of directors and senior management, including the representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities, to best bring together a selection of candidates allowing the company’s management to perform efficiently and act in the best interest of the company and its shareholders.
Given the stage of development of the company, the board of directors has not adopted a “target” number or percentage regarding women, Aboriginal peoples, persons with disabilities or members of visible minorities on the board of directors or in executive or senior management positions. As noted in the table above, there is at present one woman on the board of directors, representing 12.5% of the directors. There are at present no Aboriginal peoples, persons with disabilities or members of visible minorities on the board of directors. Of the executive officers of the company, there is at present two women, representing 33% of the executive officers, and no Aboriginal peoples, persons with disabilities or members of visible minorities.
Communication from Shareholders
The board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board of directors considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Board and Committee Meetings
Our board of directors held 6 meetings during 2022. During 2022, all directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. A director’s attendance rate is considered by the corporate governance and nominating committee when making recommendations for re-appointment of the director. Continuing directors and nominees for election as directors in a given year are required to attend the annual meeting of shareholders, barring significant commitments or special circumstances. ProMIS held a 2022 annual meeting of shareholders and 8 of the 8 then-serving directors attended the 2022 annual meeting.
The following table provides the attendance of each director of the Company with respect to Board and Committee meetings for the fiscal year ended December 31, 2022:
Name of Director	Attendance at Board of Director Meetings	Attendance at Committee Meetings
Gail Farfel	N/A	N/A
Neil Cashman	6 of 6	N/A
Richard Gregory	6 of 6	1 of 1
Eugene Williams	6 of 6	N/A
Patrick Kirwin	6 of 6	6 of 6
Josh Mandel-Brehm	5 of 6	N/A
Neil Warma	6 of 6	7 of 7
Bill Wyman	6 of 6	6 of 7
Maggie Shafmaster	6 of 6	N/A

Board Mandate
The Board Charter is attached as Exhibit 1 to the Management Information Circular prepared for the Company’s annual meeting of Shareholders held June 28, 2017, which was SEDAR filed on May 24, 2017 www.sedar.com. A copy of the Board Charter may also be found on the Company’s website at: https://promisneurosciences.com/policies-and-compliance.
Committee Charters
The full text of our audit committee charter, compensation committee charter, and corporate governance and nominating committee charter are posted on the investor relations portion of our website at www.promisneurosciences.com. We do not incorporate the information contained on, or accessible through, our corporate website into this Annual Report, and you should not consider it a part of this Annual Report.
Audit Committee
The audit committee assists the Company’s board of directors in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. The audit committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting, and financial reporting processes. The audit committee held 6 meetings in 2022.
Composition of the Audit Committee
As of May 5, 2023, the following are the members of the audit committee:
Name of Member	Independent(1)	Financially Literate(2)
William Wyman	Yes	Yes
Patrick Kirwin	Yes	Yes
Neil Warma	Yes	Yes

Notes:
(1)
A member of the audit committee is independent if he or she meets the independence definitions under both National Instrument 52-110-audit committees and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2)
A member of the audit committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)
Currently, there is no “audit committee financial expert” on the audit committee, however, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee.

Relevant Education and Experience
Each member of the audit committee has experience relevant to his or her responsibilities as an audit committee member. See “Director Biographies” for a description of the education and experience of each audit committee member.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed financial year were any audit committee recommendations to nominate or compensate an external auditor not adopted by the board of directors.

Audit Committee Charter
The board of directors has adopted a written charter for the audit committee, which sets out the audit committee’s purpose, duties and responsibilities. The audit committee’s primary responsibilities are (i) overseeing the integrity of the Company’s financial statements and reviewing the financial reports, the audits thereof, and other financial information provided by the Company to any governmental body or the public and other relevant documents; (ii) recommending the appointment and reviewing and appraising the audit efforts of the Company’s external auditor, overseeing the external auditor’s qualifications and independence and providing an open avenue of communication among the external auditor, financial and senior management and the board of directors; (iii) serving as an external and objective party to oversee and monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and (iv) encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels. The audit committee must also review and recommend to the board of directors for approval: (a) the annual audited financial statements; and (b) the Company’s financial statements, MD&As, earnings releases and other public disclosures and securities filings to be filed with regulatory bodies, such as securities commissions, prior to filing or prior to the release of earnings. In fulfilling its mandate, the audit committee will also, among other things, (1) be directly responsible for the appointment, compensation, retention and oversight of the work of any external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) review and discuss, on an annual basis, with the external auditor all significant relationships they have with the Company to determine their independence and report to the board of directors; (3) review the performance of the external auditor; (4) review the report of the external auditor on the annual audited consolidated financial statements; and (5) perform such other duties as required by the Company’s incorporating statute and applicable securities legislation and policies. The audit committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties.
Compensation Committee
The compensation committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the CEO, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. The compensation committee held 1 meeting in 2022.
Composition of the compensation committee
As of May 5, 2023, the following are the members of the compensation committee:
Name of Member	Independent(1)
Richard Gregory(2)	Yes
Neil Warma	Yes
William Wyman	Yes

Notes:
(1)
A member of the compensation committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2)
In March 2023, Richard Gregory notified the Company of his intent to not stand for re-election to the board of directors at the Annual Meeting and, as a result, his term as a director of the Company, or on any committee of the board of directors, will end upon the conclusion of the Annual Meeting.

Compensation Committee Charter
The board of directors has adopted a written charter for the compensation committee, which sets out the compensation committee’s responsibilities. Its primary responsibilities are (1) reviewing and approving and then recommending to the board of directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chief Executive Officer and other members of the senior management team; (2) recommending compensation plans and guidelines to the Board; (3) administering the Company’s compensation plans, including stock option plans, outside director compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time; (4) with the assistance of management, researching and identifying trends in board of directors and employment compensation and benefits; and (5) with the assistance of management, establishing a periodic review of the Company’s policies in the area of management benefits and perquisites. The compensation committee has also been delegated responsibility for, among other things, (a) providing periodic reports to the board of directors on compensation matters; (b) annually reviewing and making recommendations to the board of directors upon the recommendation of members of senior management with respect to the Company’s overall compensation and benefits philosophies and programs for employees, including base salaries, bonus and any incentive plans, deferred compensation and retirement plans and share purchase or issuance plans including stock options; (c) annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation and evaluating his/her performance in light of those corporate goals and objectives and, based on such analysis, annually reviewing and making recommendations to the board of directors with respect to the Company’s compensation and benefit programs for the Chief Executive Officer and doing the same for other senior officers of the Company including base salaries, bonuses or other performance incentives and stock options; (d) reviewing and approving a report on Executive Compensation on an annual basis in connection with the preparation of materials to be provided to shareholders in connection with the Company’s annual shareholder meeting or as otherwise required pursuant to any applicable securities laws or exchange rules; (e) reviewing all other executive compensation disclosure; and (f) reviewing and recommending to the board of directors the compensation of the board of directors.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the board of directors and its committees. The Corporate Governance and Nominating Committee did not hold any meetings in 2022.
Composition of the Corporate Governance and Nominating Committee
As of May 5, 2023, the following are the members of the Corporate Governance and Nominating Committee:
Name of Member	Independent(1)
Josh Mandel-Brehm	Yes
Maggie Shafmaster	Yes
Neil Warma	Yes

Notes:
(1)
A member of the Corporate Governance and Nominating Committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

Corporate Governance and Nominating Committee Charter
The board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which sets out the Corporate Governance and Nominating Committee’s responsibilities. Its primary function is to assist the board of directors in fulfilling its oversight responsibilities by (i) assessing the effectiveness of the board of directors as a whole as well as discussing the contribution of individual members; (ii) assessing the Company’s governance; (iii) proposing new nominees for appointment to the board of directors; and (iv) orienting new Directors. The Corporate Governance and Nominating Committee has been delegated responsibility for, among other things, (a) reviewing on a periodic basis, the size and composition of the board of directors and ensuring that an appropriate number of independent directors sit on the board of directors; (b) facilitating the independent functioning and maintaining an effective relationship between the board of directors and management of the Company; (c) annually reviewing the performance and qualifications of existing directors in connection with their re-election; (d) reviewing the quality of the Company’s governance and suggesting changes to the Company’s governance practices to the board of directors as appropriate; (e) establishing qualifications and skills necessary for members of the board of directors (as well as skills and competencies the board of directors needs as a whole) and procedures for identifying possible nominees who meet these criteria (and who are likely to bring to the board of directors the skills and qualifications the board of directors needs as a whole); (f) establishing an appropriate review selection process for new nominees to the board of directors; (g) analyzing the needs of the board of directors when vacancies arise on the board of directors and identifying and recommending nominees who meet such needs; and (h) ensuring that disclosure and securities compliance policies are in place.
Indemnification Agreements
In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third party actions. In some cases, the indemnification will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. The Company has also entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers. The Company currently has directors’ and officers’ insurance.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated persons, including short sales of our securities, buying securities on margin or holding securities in a margin account or purchasing financial instruments to hedge or offset a decrease in the market value of our securities Our insider trading policy expressly prohibits purchases or sales of puts, calls, or put options regarding our securities.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers served as a member of the compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company or on the compensation committee, during the fiscal year ended December 31, 2022. None of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the compensation committee, during the fiscal year ended December 31, 2022.
Board Leadership Structure and Risk Oversight
Our board of directors is currently chaired by Eugene Williams and our chief executive officer is not currently on the board of directors. The board of directors has not adopted a position description for the chairperson. However, there is a shared understanding on the board of the chairperson’s responsibilities. The chairperson’s primary role is to provide leadership to the board of directors and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The chairperson is also responsible for, among other things, assisting the board of directors in obtaining information required for the performance of their duties, retaining appropriately qualified and independent advisors as needed, working with the board to support board of directors development and to ensure a proper committee structure is in place, providing a link between the board of directors and management and acting in an advisory capacity to the chief executive officer in all matters concerning the interests and management of the company. Our board of directors also believes that this structure ensures a greater role for the non-management directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. The board has not adopted a separate position description for our chief executive officer. The role and responsibilities of the chief executive officer is delineated by frequent discussion and interaction between the board chairperson and the chief executive officer.
Oversight of Risk
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The charter of the board of directors specifically includes identification of principal risks of the business and ensuring that appropriate systems are in place to manage such risks, with support of the audit committee, as a duty of the board of directors.
Our board of directors regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether our compensation policies or programs are appropriate for the size and scope of our Company. The corporate governance and nominating committee manages risks associated with the independence and effectiveness of the board of directors, corporate disclosure practices, and quality of existing governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.
Conflicts of Interest
Conflicts of interest may arise as a result of the directors and officers of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses, and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company could be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Conduct and Ethics.

Assessments
The Corporate Governance and Nominating Committee are responsible for conducting annual assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director. There is no formal assessment procedure.
Role of the Compensation Consultant
The compensation committee has the authority to engage and retain an independent compensation consultant to provide independent counsel and advice. For 2022, the compensation committee retained the services of Stacy Gilroy (“Compensation Consultant”) for matters related to overall compensation program design, peer group development and updates, and benchmarking executive officer and board of director compensation programs. The Compensation Consultant leveraged data the Company obtained from the Radford Global Compensation Database, focusing on Boston-based public biopharmaceutical companies with less than 50 employees and a market value less than $100 million. After review and consultation, the compensation committee determined that the Compensation Consultant is independent and that there is no conflict of interest resulting from retaining such consultant in 2022. In reaching these conclusions, our compensation committee considered the factors set forth in the applicable SEC rules and listing standards of Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
For the Company, a related party transaction includes any transaction or proposed transaction in which:
•
the Company is or will be a participant;

•
the aggregate amount involved exceeds $53,783 (approximately 1% of the Company’s average assets for the last two fiscal years) in any fiscal year; and

•
any related party has or will have a direct or indirect material interest.

Related persons include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such persons. Immediate family member means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and any person (other than a tenant or employee) sharing the household of such person.
Pursuant to its charter, the audit committee is charged with oversight over related party transactions entered into by the Company and conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. We do not have a separate related person transaction policy.
Company Transactions with Related Parties
Since January 1, 2021, the Company has entered into related party transactions as included below. For information on agreements with our named executive officers, please see the section entitled “Executive Compensation.”
Neil Cashman.   In April 2016, the Company entered into a three-year, collaborative research agreement (“CRA”) with The University of British Columbia (“UBC”) and the Vancouver Coastal Health Authority in the amount of C$787,500, with Dr. Cashman as principal investigator at UBC. In March 2018, the CRA was amended and funding was increased to C$892,500 over three years. In July 2018, the total funding commitment to UBC increased to C$1,130,000 over the period of the agreement. In February 2019, the CRA was amended, and funding was increased to C$2,130,000 for an additional two-year period. In September 2019, the CRA was amended, and funding was increased to C$2,630,000 for an additional one- year period. In November 2021, the CRA was amended for an additional grant of C$800,000 effective January 1, 2022, for the 2022 calendar year for total funding of C$3,430,000. The Company incurred costs of $557,665 and $393,341 for the years ended December 31, 2022 and 2021, respectively, which are included in research and development expenses in the accompanying consolidated statements of operations and comprehensive loss. Dr. Cashman is Professor Emeritus with UBC.
Eugene Williams.   The Chairman and CEO services provided by Mr. Williams to the Company were historically provided pursuant to a consulting agreement entered into between the Company and Virtua, LLC dated June 29, 2015.
Daniel Geffken.   The CFO services provided by Mr. Geffken are provided pursuant to a consulting agreement entered into between the Company and Danforth Advisors, LLC dated October 17, 2016, and as amended from time-to-time (the “Danforth Consulting Agreement”). Under the Danforth Consulting Agreement, Mr. Geffken agreed to provide the Company the customary services of a CFO at an hourly rate of $325 for a one year term. On March 27, 2017, the Danforth Consulting Agreement was amended to provide for services based on a $5,000 monthly retainer, subject to a 4% annual increase, plus expenses. The Danforth Consulting Agreement was subsequently amended on December 12, 2017 to extend the term for an additional year and on August 31, 2018 to extend the term for an additional year. The Danforth Consulting Agreement was further amended on November 10, 2021 to extend the term of the consulting agreement through October 29, 2024 and to set Mr. Geffken’s compensation at a fixed monthly fee of $15,000. For the years ended December 31, 2022 and 2021, the Company paid $365,247 and $322,639, respectively, to Danforth Advisors, LLC for services provided pursuant to a consulting agreement. The Danforth Consulting Agreement provides for an extension of terms by the mutual agreement of the parties and that either party may terminate the agreement upon sixty days prior written notice to the other, or 30 days in the case of termination for cause. Additionally, on March 1, 2017 and November 12, 2021, the Company granted 8,333 and 8,333 share options, respectively, to Danforth Advisors, LLC pursuant to the same agreement, which will vest as follows: 25% vested immediately upon the grant of options and the balance will vest in equal installments over 36 months.
Larry Altstiel.   On April 1, 2022, in connection with appointment as part-time CMO of the Company, the Company entered into a consulting agreement with Dr. Altstiel (the “Altstiel Consulting Agreement”). Pursuant to the Altstiel Consulting Agreement, Dr. Altstiel serves as CMO of the Company until April 1, 2023 (unless terminated earlier) and, in exchange for such consulting services, the Company pays Dr. Altstiel a month fee of $19,000 plus reimbursement of reasonable, out-of-pocket expenses or disbursements incurred in connection with his performance as CMO. On April 14, 2022, the Company also awarded Dr. Altstiel 30,833 stock options pursuant to the terms of the Stock Option Plan (the “Altstiel Consulting Options”). The Altstiel Consulting Options will vest in equal monthly portions over 48 months.
Title 19 Promis
Title 19 Promis beneficially owns greater than 5% of any class of the Company’s voting securities.
•
In March 2021, we issued a convertible unsecured debenture to Title 19 Promis in the principal amount of $3,000,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Title 19 Debenture”). The Title 19 Debenture was later amended to provide that it is convertible into Series 1 Preferred Shares at the option of the holder at a conversion price of $6.00. In June 2022, Title 19 Promis elected to convert the Title 19 Debenture and was issued 30,000,000 Series 1 Preferred Shares, which, as a result of the Stock Split, are now convertible into an aggregate of 500,000 Common Shares.

•
In August 2021, Title 19 Promis acquired (a) 206,250 Common Shares and (b) a warrant to purchase 51,562 Common Shares for an aggregate purchase price of $1,980,000, each represented on a post-split basis.

•
In August 2021, Title 19 Acies, an affiliate of Title 19 Promis, acquired 48,333 Common Shares for an aggregate purchase price of $463,996, represented on a post-split basis.

•
In October 2022, Title 19 Promis acquired 106,391 Common Shares in the PIPE Offering and a warrant to purchase 26,597 Common Shares for an aggregate purchase price of $574,511. Title 19 Promis may not exercise the warrant issued in October 2022 in the PIPE Offering if such exercise results in it holding more than 10% of our issued and outstanding shares unless it provides us 61 days’ notice of such exercise.

Crocker Mountain
Crocker Mountain LLC (“Crocker Mountain”) beneficially owns greater than 5% of any class of the Company’s voting securities.
•
In March 2021, we issued a convertible unsecured debenture to Crocker Mountain in the principal amount of $900,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Crocker Mountain Debenture”). The Crocker Mountain Debenture was later amended to provide that it is convertible into Series 1 Preferred Shares at the option of the holder at a conversion price of $6.00. In June 2022, Crocker Mountain elected to convert the Crocker Mountain Debenture and was issued 9,000,000 Series 1 Preferred Shares, which, as a result of the Stock Split, are now convertible into an aggregate of 150,000 Common Shares.

•
In March 2021, we issued a convertible unsecured debenture to the Trust, an affiliate of Crocker Mountain, in the principal amount of $900,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Trust Debenture”). The Trust Debenture was later amended to provide that it is convertible into Series 1 Preferred Shares at the option of the holder at a conversion price of $6.00. In June 2022, the Trust elected to convert the Trust Debenture and was issued 9,000,000 Series 1 Preferred Shares, which, as a result of the Stock Split, are now convertible into an aggregate of 150,000 Common Shares.

•
In August 2021, Crocker Mountain acquired (a) 340,833 Common Shares and (b) a warrant to purchase 85,208 Common Shares for an aggregate purchase price of $3,272,000, each represented on a post-split basis.

•
In October 2022, the Trust acquired 104,869 Common Shares in the PIPE Offering and a warrant to purchase 26,217 Common Shares for an aggregate purchase price of $566,292. The Trust may not exercise the warrant issued in October 2022 in the PIPE Offering if such exercise results in it holding more than 10% of our issued and outstanding shares unless it provides us 61 days’ notice of such exercise.

Indebtedness of Directors and Executive Officers
No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as of the end most recently completed financial year or as at the date hereof.
Interest of Informed Persons in Material Transactions
Management is not aware of any material interest, direct or indirect, of any informed person of the Company any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

EXECUTIVE COMPENSATION
The following discussion describes the significant elements of the compensation of the two individuals who served as the Company’s Chief Executive Officer (“CEO”) during 2022 and two most highly compensated executive officers (collectively, the “named executive officers” or “NEOs”). As at December 31, 2022, the NEOs of the Company were Eugene Williams (Executive Chairman & former CEO), Gail Farfel (CEO), Gavin Malenfant (COO) and Neil Cashman (CSO).
The Company’s policy with respect to compensation of the named executive officers and other officers of the Company is based upon the principles that total compensation must: (1) be competitive in order to help attract and retain the talent needed to lead and grow the Company’s business; (2) provide a strong incentive for executives and key employees to work towards the achievement of the Company’s goals; and (3) ensure that the interests of management and the Company’s shareholders are aligned.
When determining the compensation of its executive officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation compared to the remuneration paid by other reporting issuers similarly placed within the same business as the Company; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general. In order to achieve these objectives, the compensation paid to the Company’s executive officers consists of two components: (i) base salary; and (ii) long-term equity incentives in the form of share options. In making compensation determinations, external sources are consulted when deemed necessary by the Compensation Committee. The members of the Compensation Committee are disclosed under Item 10 of our Annual Report on Form 10-K and elsewhere in this proxy statement.
The total compensation paid to each of the named executive officers of the Company consists of a base salary or consulting fee and share options to reward and retain NEOs. Total compensation paid to each NEO reflects the executive’s overall experience, responsibility and time committed to the organization. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include long-term components as well.
Each NEO’s base salary is determined after considering the salary levels of other executives with similar responsibilities and experience. Each NEO’s base salary is compared to salary levels of comparable executives at a variety of companies, with particular emphasis on biotechnology companies with similar market capitalizations.
Options are granted by the Board to employees, executive officers, including the named executive officers, and directors pursuant to the Company’s Stock Option Plan. The purpose of the Stock Option Plan is to attract, retain and motivate these individuals and create incentives for them to contribute toward the long-term goals of the Company. Moreover, the Stock Option Plan aims to align the interests of participants with the Company’s Shareholders through opportunities of increased equity-based ownership in the Company.
The Board may also grant DSUs to senior officers, including any named executive officers, under the Company’s DSU Plan, which provides an alternative form of compensation to satisfy annual and special bonuses payable to senior officers. The number of DSUs granted is determined by dividing the applicable bonus amount by the fair market value of the Common Shares as at the last trading day before calculation in accordance with TSX policies. Recipients of DSUs cannot exercise their DSUs until such time as they cease to be a senior officer at which time they may elect to receive one Common Share for each whole DSU they hold at the time they cease to be eligible to participate in the DSU Share Unit Plan.
Approach to Risk
The Board understands that compensation practices can have unintended risk consequences. The Compensation Committee continually reviews the Company’s compensation policies to identify any practice that might encourage an employee to expose the Company to unacceptable risk. At the present time, the Compensation Committee is satisfied that the current executive compensation program does not encourage the Company’s executive officers, including the NEOs, to expose the Company to inappropriate risk. The Board takes a conservative approach to executive compensation, rewarding individuals for the success of the

Company once that success has been demonstrated and encouraging them to continue that success through the grant of long-term incentive awards.
Hedging Policy
There are no specific requirements to prevent an NEO or director from purchasing financial instruments including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.
Summary Compensation Table for 2022 and 2021
The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last two completed fiscal years.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(5)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Gail Farfel CEO(4)	2022	$144,231	$25,000	$839,932	$8,000	$1,017,163
Eugene Williams Chairman & Former CEO(6)	2022	$419,942	$—	$243,929	$19,266	$683,137
	2021	$360,000	$—	$—	$21,057	$381,057
Gavin Malenfant Chief Operating Officer	2022	$380,000	$—	$—	$33,489	$413,489
	2021	$41,300	$—	$373,683	$15,400	$430,383
Neil Cashman Chief Scientific Officer	2022	$333,795	$—	$243,929	$—	$577,724
	2021	$79,017	$—	$—	$—	$79,017

(1)
The amounts reported in the Salary column include employee salaries and consulting fees. In addition, during 2021 the named executive officers were paid salary that had been accrued for service in prior years but not paid in those prior years, as follows: Eugene Williams, $257,677. Total salary paid to Mr. Williams in 2022 includes $343,692 of salary earned during his role as CEO as well as $63,750 in consulting fees following his resignation and $12,500 for board compensation fees in his role as Chairman. For Dr. Cashman, his 2022 salary of C$452,426 has been translated using the December 30, 2022 Bank of Canada exchange rate of $1.00 = C$1.3554.

(2)
The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Please refer to Note 13 of the Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2022 for additional information regarding share based compensation.

(3)
Amounts reported in the All Other Compensation column reflect payments made to Dr. Farfel, Mr. Williams and Mr. Malenfant for health insurance costs.

(4)
Dr. Farfel joined the Company as CEO in September 2022. The amount reported as salary reflects the amount paid to Dr. Farfel for the portion of the year in which she was employed by the Company.

(5)
Represents a one-time sign-on cash bonus payment to Dr. Farfel in connection with her commencement of employment.

(6)
Mr. Williams ceased serving as CEO of the Company on September 12, 2022.

Consulting and Employment Agreements
Gail Farfel.   In connection with her appointment as the Company’s CEO, the Company and Dr. Farfel entered into an employment agreement, effective as of September 19, 2022 (the “Farfel Employment Agreement”). The Farfel Employment Agreement provides for an annual base salary of $500,000, which may be increased to $535,000 upon the Company raising aggregate capital of $75 million (whether in the form of debt, equity or SAFE) and if not already greater than that amount. Dr. Farfel is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company- paid holidays, 401(k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. Dr. Farfel is also eligible, subject to the Company’s existing plans, to receive a bonus targeted at 50% of her annualized base salary. Additionally, the Company made a lump sum sign-on cash bonus payment of $25,000. On September 19, 2022, the Company also awarded Dr. Farfel 208,334 stock options pursuant to the terms of the stock option award agreement annexed to the Farfel Employment Agreement (the “Farfel Employment Options”). The Farfel Employment Options will vest on the following schedule: 25% will vest on the one year anniversary of Dr. Farfel’s hire and the remaining Farfel Employment Options will vest at 1/36th per month over three years following the first year anniversary of employment. Under the Farfel Employment Agreement, if Dr. Farfel terminates her employment with the Company for “good reason” or Dr. Farfel’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Farfel will be entitled to receive a severance payment equal to 12 months of her then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Dr. Farfel will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following her termination, subject to timely election and certain eligibility requirements.
Eugene Williams.   The Chairman and CEO services provided by Mr. Williams to the Company were historically provided pursuant to a consulting agreement entered into between the Company and Virtua, LLC dated June 29, 2015 (the “Virtua Consulting Agreement”). The Virtua Consulting Agreement was in place during 2021. Pursuant to the terms of the Virtua Consulting Agreement, Mr. Williams was appointed Executive Chair of the Company beginning on the date of the Virtua Consulting Agreement and continuing until either party provided notice of its intent to terminate the Virtua Consulting Agreement for any reason, at any time, upon 30 days’ written notice, which was able to be waived by either party, upon 15 days written notice in the event of a breach by either party, or on the written agreement of both parties. Subject to adjustment by the Board, the Company agreed to pay Virtua, LLC a $30,000 fixed fee per month, with $10,000 of that monthly fee to be allocated for services provided by Mr. Williams, plus reimbursement for reasonable expenses. The Virtua Consulting Agreement also provided for the grant of options to Mr. Williams under the Company’s Stock Option Plan equal to five percent of the shares issued and outstanding immediately following the completion or termination of the private placement offering announced by the Company on May 22, 2015. Such options expire 10 years following their grant date and entitle Mr. Williams to acquire shares at the market price on the grant date, with one quarter of such options immediately vesting and the balance vesting in equal installments on the last day of each month for 36 months, except, in the event of a change of control or in the case where there is a termination without good reason, on the occurrence of which the entire balance shall vest immediately. In the event the Virtua Consulting Agreement is terminated other than for a change of control or where there is a termination without good reason, unvested options were to cease vesting as of such termination date.
On December 21, 2021, the Company extended to Mr. Williams an offer of employment (the “Williams Offer Letter”) to serve as the Company’s CEO beginning January 1, 2022. Pursuant to the terms of the Williams Offer Letter, Mr. Williams’ annual base compensation for service as the Company’s CEO was set at $480,000, and Mr. Williams was eligible to participate in any and all bonus and benefit programs that the Company makes available to its employees. In addition, Mr. Williams was awarded 50,000 share options on February 10, 2022 priced at $8.40, vesting 1/48th monthly over a four-year period, with the options expiring on February 10, 2032. Upon termination, all vested options will be exercisable at any time during the twelve months following termination. Under the Williams Offer Letter, in the event of termination of Mr. Williams’ employment by the Company without cause, by Mr. Williams with good reason, or termination by way of a change in control, then upon Mr. Williams’ execution of a release of claims, Mr. Williams would have been entitled to an aggregate amount equivalent to 18 months of his then-current base salary. However, under the Williams Offer Letter, good reason did not apply to an agreed upon transition to a new CEO where Mr. Williams remains a member of the Board and acts as a continuing consultant to the Company. Mr. Williams resigned as the Company’s CEO effective September 12, 2022, and the Williams Offer Letter terminated. Following his resignation as CEO of the Company and the appointment of Gail Farfel, Ph.D. as the Company’s new CEO in September 2022, the Company entered into a Strategic Services Agreement with Mr. Williams (the “Williams Consulting Agreement”) effective as of September 19, 2022. The Company entered into the Williams Consulting Agreement to ensure a smooth CEO transition and to continue to receive the benefit of Mr. William’s knowledge and experience as it relates to the Company’s business. Pursuant to the Williams Consulting Agreement, Mr. Williams will serve as a consultant and strategic advisor to the Board from the period beginning on the effective date of the Williams Consulting Agreement and ending on its third anniversary (the “Consulting Period”). Service in this role counts as service towards the vesting and exercisability of Mr. Williams’ outstanding equity compensation awards from the Company, including awards granted to Mr. Williams in his capacity as an employee prior to his resignation date. In exchange for such consulting services, the Company will pay Mr. Williams, in equal monthly installments, a consulting fee of $225,000 per year during the Consulting Period.
Gavin Malenfant.   Mr. Malenfant was paid $41,300 as a consultant in 2021. On December 21, 2021, in connection with his employment as full-time COO of the Company, Mr. Malenfant entered into an employment agreement with the Company, effective January 1, 2022 (the “Malenfant Employment Agreement”). The Malenfant Employment Agreement provides for an annual base salary of $380,000, which may be adjusted from time to time in accordance with normal business practice and in the sole discretion of the Company. Mr. Malenfant is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company-paid holidays, 401(k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. Under the Malenfant Employment Agreement, if Mr. Malenfant terminates his employment with the Company for “good reason” or Mr. Malenfant’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Mr. Malenfant will be entitled to receive a severance payment equal to 12 months of his then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Mr. Malenfant will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following his termination, subject to timely election and certain eligibility requirements.
Neil Cashman.   Dr. Cashman was party to a consulting and advisory agreement with the Company dated March 1, 2005 (the “Cashman Consulting Agreement”) for CSO consulting services. The Cashman Consulting Agreement provides that it shall remain in effect until terminated by either party, with the Company agreeing to provide Dr. Cashman six months’ written notice and Dr. Cashman agreeing to provide the Company thirty day’s written notice. In return for the CSO services, the Company agreed to pay Dr. Cashman a monthly consulting fee of C$5,000, plus expenses, subject to adjustment as approved by the Board. Effective March 1, 2017, the monthly consulting fee payable to the CSO was increased to C$9,000 per month pursuant to a Board authorized resolution. On January 21, 2022, Dr. Cashman entered into the Cashman Employment Agreement, effective February 1, 2022, which superseded the Cashman Consulting Agreement. Neil Cashman (the “Cashman Employment Agreement”). The Cashman Employment Agreement provides for an annual base salary of C$483,738, which may be adjusted from time to time in accordance with normal business practice and in the sole discretion of the Company. Dr. Cashman is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company- paid holidays, 401(k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. In the sole discretion of the Company, and subject to such programs, Dr. Cashman is eligible to receive a bonus targeted at a percentage of his annualized base salary based on his performance and the performance of the Company against goals established by the Board. On February 1, 2022, the Company also awarded Dr. Cashman 50,000 stock options pursuant to the Stock Option Plan (the “Cashman Employment Options”). The Cashman Employment Options will vest at 1/48th per month over 4 years following the award, provided Dr. Cashman remains a director of the Board. Upon termination of the Cashman Employment Agreement, the Cashman Employment Options will be exercisable at any time during the 12 months following such termination. Under the Cashman Employment Agreement, if Dr. Cashman terminates his employment with the Company for “good reason” or Dr. Cashman’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Cashman will be entitled to receive a severance payment equal to 9 months of his then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Dr. Cashman will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following his termination, subject to timely election and certain eligibility requirements.
Outstanding Equity Awards Table for 2022
The following table sets forth outstanding equity awards for the named executive officers of the Company at fiscal 2022 year end.
	Option Awards					Stock Awards(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (US$)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Gail Farfel	—	208,334	—	$5.242(4)	9/19/2032	—	—	—	—
Eugene Williams	78,821 Common Shares	—	—	$1.794(5)	7/6/2025	—	—	—	—
	36,988 Common Shares	—	—	$2.880(6)	7/31/2025	—	—	—	—
	16,666 Common Shares	—	—	$20.821(7)	3/29/2028	—	—	—	—
	10,420 Common Shares	39,580	—	$6.202(8)	2/10/2032	—	—	—	—
Gavin Malenfant	32,818 Common Shares	25,515	—	$8.4170(9)	9/22/2031	—	—	—	—
Neil Cashman	78,821 Common Shares	—	—	$1.794(5)	7/6/2025	258	$1,120.00	—	—
	36,988 Common Shares	—	—	$2.880(6)	7/31/2025	332	$1,441.00	—	—
	10,420 Common Shares	39,580	—	$6.202(8)	2/10/2032	471	$2,044.00	—	—

(1)
The Company’s only share-based awards (other than options) are DSUs that have been granted under the DSU Plan. DSUs only vest in full upon separation from service.

(2)
Pursuant to the Company’s Stock Option Plan, the option exercise price is granted in Canadian dollars. This presentation has been converted into U.S. dollars using the Bank of Canada daily exchange rate for December 31, 2022, which was US$1.00 to C$1.3544.

(3)
The value of the unvested share-based awards was calculated based on the closing price of the Company’s Common Shares on Nasdaq on December 30, 2022, which was $4.34.

(4)
The option was granted on September 19, 2022 with an exercise price of C$7.10. The option vests 1/4 upon the first anniversary of the date of grant, and the balance vests ratably over 36 months.

(5)
The option was granted on July 6, 2015 with an exercise price of C$2.43. The option vested 1/4 immediately with balance having vested ratably over 36 months.

(6)
The option was granted on July 31, 2015 with an exercise price of C$3.90. The option vested 1/4 immediately with balance having vested ratably over 36 months.

(7)
The option was granted on March 29, 2018 with an exercise price of C$21.84. The option vested 1/4 immediately with balance having vested ratably over 36 months.

(8)
The option was granted on February 10, 2022 with an exercise price of C$8.40. The option vests ratably monthly over 48 months.

(9)
The option was granted on September 22, 2021 with an exercise price of C$11.40. The option vested 1/4 immediately with balance vested ratably over 36 months.

Retirement Benefit Plans
The Company does not have any retirement benefit plans.
Termination and Change in Control Benefits
The Company does not offer a formal plan providing for any termination or change in control benefits.

Executive Officers
The following table lists the positions, names, and ages of our executive officers as of May 5, 2023:
Gail M. Farfel, Ph.D.	59	Chief Executive Officer & Director
Daniel Geffken	66	Chief Financial Officer
Gavin Malenfant	60	Chief Operating Officer
Neil Cashman	71	Chief Scientific Officer & Director
Larry Altstiel	73	Chief Medical Officer
Johanne Kaplan	63	Chief Development Officer
Gail Farfel is our Chief Executive Officer. See “Proposal One — Election of Directors” for more information about Dr. Farfel.
Daniel Geffken has served as Chief Financial Officer of the Company since March 2017. He is a co-founder of Danforth Advisors LLC since June 2011, and has served as Managing Director. Mr. Geffken also serves as a CFO for Phoenix Biotech Acquisition Corp., Eloxx Pharmaceuticals, Inc. and OPY Acquisition Corp. I. Mr. Geffken has served on the board of directors of a number of public companies, including Windtree Therapeutics, Inc. since 2019, Arcturus Therapeutics, Inc. from November 2017 to May 2018, and Alcobra Pharmaceuticals Inc. from May 2013 to November 2017. Mr. Geffken has served on the board of directors of Elicio Therapeutics, a private company, since 2017. Mr. Geffken earned a Bachelor of Science degree in Economics from the University of Pennsylvania and a Master of Business Administration from Harvard Business School.
Gavin Malenfant has served as Chief Operating Officer of the Company since October 2021. Prior to joining ProMIS, Mr. Malenfant operated his own consulting business for series A companies. Mr. Malenfant’s experience is backed by nearly 20 years with Genzyme, leading the rare disease program management organization and head of operations for research and development. Mr. Malenfant earned a Bachelor of Science degree in Biology from the University of Massachusetts at Boston.
Neil Cashman, is our Chief Scientific Officer. See “Proposal One — Election of Directors” for more information about Dr. Cashman.
Larry Altstiel has served as CMO of the Company since April 2022. Dr. Altstiel has decades of medical expertise in neurodegenerative diseases and experience in the pharmaceutical industry. Since 2017, Dr. Altstiel has served as part-time Chief Medical Officer of Pinteon Therapeutics Inc. From 2014 to 2017, he served as a director and scientific advisor of Neurotrope, Inc. (n/k/a Synaptogenix Inc. (NASDAQ: SNPX)). Dr. Altstiel earned a Bachelor of Science degree in Chemistry from the University of Illinois, a Ph.D. in Virology from the Rockefeller University, and a Medical Degree from the University of Miami.
Johanne Kaplan has served as the Company’s Chief Development Officer (“CDO”) since 2016, assuming the role in a full-time capacity on January 1, 2022. Prior to taking on the CDO role full-time, Dr. Kaplan also served as Chief Scientific Officer at Shepherd Therapeutics from 2016 to 2021 and as Chief Scientific Officer at Epiva Biosciences from 2015 to 2016. Before joining the Company, Dr. Kaplan held increasing positions of responsibility at Sanofi Genzyme, from 1992 through 2015, most recently serving as Vice President of Research at Sanofi Genzyme from 2005 until her retirement in 2015. As Vice President of Neuroimmunology Research, she led the contribution of the Genzyme science team supporting the approval of Lemtrada (alemtuzumab) and Aubagio (teriflunomide) for the treatment of relapsing-remitting multiple sclerosis. She also established partnerships for the development of novel therapies for neuroinflammatory disorders. Prior to joining Genzyme, Dr. Kaplan was an Associate Immunopathologist at SmithKline Beecham where she established an immunotoxicology program. Her work has resulted in over 70 scientific publications and multiple patents. Dr. Kaplan holds a PhD in Microbiology & Immunology from McGill University in Montreal, Canada and conducted post-doctoral studies at the Albert Einstein College of Medicine in New York.
Family Relationships
There are no family relationships between or among any of our executive officers.

Equity Compensation Plan Information
As of December 31, 2022, we had two equity compensation plans, our 2015 Stock Option Plan (“Stock Option Plan”) and our DSU Plan, which were approved by our board of directors and our stockholders. The following table provides information relating to our equity compensation plans as of December 31, 2022.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,044,086(1)	$	411,685(2)
Equity compensation plans not approved by security holders			—
Total	1,044,086	$	411,685

(1)
Includes 1,043,025 shares under the 2015 Plan and 1,061 deferred stock units.

(2)
Includes 396,080 shares under the 2015 Plan and 15,605 deferred stock units.

The following table sets out the annual burn rate(1) for the Company’s equity compensation plans
	Fiscal year ended December 31
	2022	2021	2020
The Stock Option Plan	4.80%	3.41%	0.19%
The DSU Plan	—	—	—

Note:
(1)
The annual burn rate is calculated as the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year.

Stock Option Plan
Shareholders first approved the Company’s Stock Option Plan at the annual shareholders’ meeting held on September 20, 2007. Amendments to the Stock Option Plan were approved at the annual Shareholders’ meetings held on October 13, 2010, March 27, 2013 and September 29, 2014. At the annual shareholders’ meeting held June 29, 2015, the shareholders approved a further amendment to change the Stock Option Plan from a fixed number maximum option plan to a rolling option plan pursuant to which the Company was authorized to grant Options to a maximum of 20% of its issued and outstanding Common Shares at the time of an option grant, from time to time. On June 27, 2018, at the annual shareholders’ meeting, the shareholders approved the Stock Option Plan for continuation for another three years until the close of the Company’s annual shareholder meeting in 2021. On June 30, 2021, at the annual shareholders’ meeting, the shareholders approved the Stock Option Plan for continuation for another three years until the close of the Company’s annual shareholder meeting in 2024. At May 5, 2023 there were 8,579,284 common shares of the Company issued and outstanding. Therefore, under the Stock Option Plan, the maximum number of common shares that may be issued upon exercise of options, and pursuant to all other share compensation arrangements (being a maximum of 20% of the issued and outstanding common shares), was 1,715,857 common shares. As at May 5, 2023, there were options outstanding to purchase 1,043,025 Common Shares, being approximately 12.16% of the current 8,589.284 issued and outstanding common shares and there were 396.080 options remaining available to grant, representing 4.62% of the then issued and outstanding common shares.

Material Terms
The Stock Option Plan provides that the Board may, from time to time, grant options to acquire all or part of the Common Shares subject to the Stock Option Plan to any person who is an employee or director of the Company or any of its subsidiaries, or any other person or Company engaged to provide ongoing management, financial and scientific consulting or like services for the Company or any of its subsidiaries. The exercise price of options granted under the Stock Option Plan is determined by the directors, but will be at least be equal to the market price (being the five-day volume weighted average trading price on the TSX) for the Company’s Common Shares on the day before the grant date. The term of any option granted may not exceed 10 years from the date of grant of the option subject to provisions relating to the expiry of an option during a blackout period as described below. Options may not be exercised after an optionee ceases to be an eligible recipient under the Stock Option Plan, except as follows:
•
in the case of death, all unvested options of the optionee will be deemed to have become fully vested immediately before death, and the personal representatives of the optionee will be entitled to exercise the options at any time by the earlier of (i) the expiry date, and (ii) the first anniversary of the date of death;

•
in the case of an optionee becoming unable to work due to disability, all option rights will vest, and the options will be exercisable on or before the earlier of one year following the termination and the expiry date;

•
in the case of an optionee that is not an independent director of the Company resigning his office, or terminating his employment or service, or being dismissed without cause, the option rights that have accrued to such optionee up to the time of termination will be exercisable within the six months after the date of termination;

•
in the case of an optionee that is an independent director of the Company resigning his or her office, or terminating his employment or service, or being dismissed without cause, the option rights that have accrued to such optionee up to the time of termination will be exercisable within one year after the date of termination; and

•
in the case of an optionee being dismissed from office, employment or service for cause, all option rights that had accrued to the optionee to the date of termination will immediately terminate.

Any option granted is subject to vesting provisions as determined by the Board. The Stock Option Plan does not provide for any financial assistance to Stock Option Plan members in exercising their options.
Unless approved by the TSX and the Board, an option may not be assigned except: (a) to a spouse or other family member of an optionee (a “Close Person”) or a Person controlled by the optionee; (b) to the optionee’s or a Close Person’s Registered Retirement Savings Plan or Registered Retirement Income Fund or to a trustee, custodian or administrator acting on behalf of, or for the benefit of, the optionee or a Close Person; (c) in the event of a disability or death of the optionee, or (d) for estate planning or estate settlement purposes.
As specifically provided for in the Stock Option Plan, the number of common shares that may be reserved for issuance to any one person pursuant to an option may not exceed 5% of the issued and outstanding common shares.
Under TSX policies, amendments may be made to a stock option plan of a TSX listed corporation provided that its shareholders approve non-generic amendment provisions that specify the circumstances in which shareholder approval is or is not required for an amendment. The Stock Option Plan specifically states the circumstances in which Shareholder approval is or is not required for an amendment. Any amendment to any provision of the Stock Option Plan will be subject to any necessary approvals by any stock exchange or regulatory body having jurisdiction over the securities of the Company.
Under the Stock Option Plan, shareholder approval would be required for any amendment or modification that: increases the number of common shares reserved for issuance under the Stock Option Plan;

•
reduces the exercise price of an option granted to an insider except for the purpose of maintaining option value in connection with a subdivision or consolidation of, or payment of a dividend payable in, Common Shares or a reorganization, reclassification or other change or event affecting the Common Shares (for this purpose, cancellation or termination of an option granted to an insider prior to its expiry date for the purpose of reissuing options to the same participant with a lower exercise price shall be treated as an amendment to reduce the exercise price of an Option);

•
extends the term of an Option beyond the expiry date or allow for the expiry date to be greater than 10 years (except where an expiry date would have fallen within a blackout period of the Company);

•
permits options to be assigned or exercised by persons other than the optionee except as otherwise permitted in the Stock Option Plan as approved by shareholders of the Company; or

•
permits equity compensation, other than options, to be made under the Stock Option Plan.

The Board reserves the right, in its absolute discretion, at any time to otherwise amend, modify or terminate the Stock Option Plan without further Shareholder approval. The Stock Option Plan states that, except for the above noted matters, the Board will retain the power to approve all other changes to the Stock Option Plan without further Shareholder approval. The Board believes it is important that it retain this residual power to make changes in order for the Company to have some flexibility to make changes to the Stock Option Plan that are not material to the terms of the plan and do not increase the benefits to optionees. Such amendments specifically include, without limitation, the following:
•
amendments to the terms and conditions of the Stock Option Plan necessary to ensure that the Stock Option Plan complies with the applicable regulatory requirements, including without limitation the rules of the TSX or any national securities exchange or system on which the common shares are then listed or reported, or by any regulatory body having jurisdiction with respect thereto;

•
making adjustments to outstanding options in the event of certain corporate transactions;

•
the addition of a cashless exercise feature, payable in cash or securities, whether or not such feature provides for a full deduction of the number of underlying securities from the number of common shares reserved for issuance under the Stock Option Plan;

•
a change to the termination provisions of an Option or the Stock Option Plan which does not entail an extension beyond the original expiry date;

•
amendments to the provisions of the Stock Option Plan respecting administration of the Stock Option Plan and eligibility for participation under the Stock Option Plan;

•
amendments to the provisions of the Stock Option Plan respecting the terms and conditions on which options may be granted pursuant to the Stock Option Plan, including the provisions relating to the exercise price, option period, and vesting schedule; and

•
amendments to the Stock Option Plan that are of a “housekeeping nature”.

Under the Company’s securities trading policy, specified persons may be restricted from trading in securities of the Company during periodic blackout periods under such policy or imposed by the Company. The Stock Option Plan addresses the situation where an Option holder is unable to exercise an Option expiring during or within five business days of a blackout period by providing that the expiry date of the Option will be the tenth business day following the expiry of the blackout period.
DSU Plan
The DSU Plan was approved by the shareholders of the Company at the annual meeting held November 5, 2008. Amendments to the DSU Plan were subsequently approved by the shareholders at the annual meeting held September 29, 2014. Under the DSU Plan, the maximum number of common shares that may be reserved for issuance upon conversion of DSUs is 16,667 common shares, representing 0.19% percent of the common shares issued and outstanding as of May 5, 2023. There are currently 1,061 DSUs outstanding under the DSU Plan which represents 0.01% of the common shares outstanding as of May 5, 2023.

The DSU Plan provides an alternative form of compensation to satisfy annual and special bonuses payable to Eligible Persons, which is currently defined in the DSU Plan to mean senior officers of the Company. The DSU Plan provides that the Board may, from time to time, issue DSUs to any Eligible Person (as defined in the DSU Plan) at the time of declaring or awarding bonuses. The number of DSUs granted is determined by dividing the applicable bonus amount by the fair market value of the common shares as at the last trading day before calculation in accordance with TSX policies.
An Eligible Person cannot exercise their DSUs until such time as they cease to be a Senior Officer (“Terminated Service”) at which time they may elect to receive one Common Share for each whole DSU they hold at the time they cease to be an Eligible Person. The Eligible Person has until the 15th of the December of the first calendar year commencing after the date on which they terminated service as a senior officer to make this election. If the Eligible Person fails to file such notice on or before that December 15 date, the Eligible Person will be deemed to have filed with the Secretary of the Company (as defined in the DSU Plan) a notice of redemption on that December 15 date and will be deemed to have elected to redeem all of his or her DSUs on that date (the “Filing “Date). The Company may defer the Filing Date to any other date if such deferral is, in the sole opinion of the Company, desirable to ensure compliance with insider trading or blackout periods.
In the event of death of an Eligible Person, the Company will, within two months of the Eligible Person’s death, pay cash equal to the Fair Market Value (as defined in the DSU Plan) of the Common Shares which would be deliverable to the Eligible Person if the Eligible Person had Terminated Service in respect of the DSUs credited to the deceased Eligible Person’s account (net of any Applicable Withholding Tax, as defined in the DSU Plan) to or for the benefit of the legal representative of the Eligible Person. The Fair Market Value will be calculated on the date of death of the Eligible Person.
DSUs and all other rights, benefits or interests in this DSU Plan are non-transferable and may not be pledged or assigned or encumbered in any way and are not subject to attachment or garnishment, except that if the Eligible Person dies, the legal representatives of the Eligible Person will be entitled to receive the amount of any payment otherwise payable to the Eligible Person hereunder in accordance with the provisions hereof.
Under TSX policies, amendments may be made to an equity compensation plan of a TSX listed Company provided that its shareholders approve non-generic amendment provisions that specify the circumstances in which shareholder approval is or is not required for an amendment. The DSU Plan specifically states the circumstances in which Shareholder approval is or is not required for an amendment. Any amendment to any provision of the DSU Plan will be subject to any necessary approvals by any stock exchange or regulatory body having jurisdiction over the securities of the Company.
Under the DSU Plan, Shareholder approval would be required for any amendment or modification that:
•
increases the number of Common Shares reserved for issuance under the DSU Plan;

•
permits assignments, or exercises other than by the Eligible Person, of DSUs beyond that contemplated in the DSU Plan related to the death of an Eligible Person, except for an amendment that would permit the assignment of a DSU for estate planning or estate settlement purposes; and

•
amend the DSU Plan to provide for other types of compensation through equity issuance.

The Board reserves the right, in its absolute discretion, at any time to otherwise amend, modify or terminate the DSU Plan without further Shareholder approval. The DSU Plan states that, except for the above noted matters, the Board will retain the power to approve all other changes to the DSU Plan without further Shareholder approval. Such amendments specifically include, without limitation, the following:
•
amendments to the terms and conditions of the DSU Plan necessary to ensure that the DSU Plan complies with the applicable regulatory requirements, including without limitation TSX Policies or the rules of any national securities exchange or system on which the Common Shares are then listed or reported, or by any regulatory body having jurisdiction with respect thereto;

•
making adjustments to outstanding DSUs in the event of certain corporate transactions;

•
a change to the termination provisions of a security or the DSU Plan which does not entail an extension beyond the original termination date;

•
amendments to the provisions of the DSU Plan respecting administration of the DSU Plan and eligibility for participation under the DSU Plan, including, without limitation, to expand the class of Eligible Persons to include any or all Service Providers; and

•
amendments to the DSU Plan that are of a “housekeeping nature”.

AUDIT COMMITTEE REPORT
Report of the Audit Committee of the Board of Directors
This report is submitted by the audit committee of the board of directors. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of Nasdaq. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.
The audit committee’s general role is to assist the board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2022, and met with management, as well as with representatives of Baker Tilly US, LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Baker Tilly US, LLP the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
In addition, the audit committee has received the written disclosures and the letter from Baker Tilly, US LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with members of Baker Tilly US, LLP its independence.
Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022, be included in its 2022 Annual Report.
The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.
By the audit committee of the board of directors,
William Wyman, Chair
Patrick Kirwin
Neil Warma

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed the firm of Baker Tilly US, LLP (“Baker Tilly”), Tewksbury, MA, PCAOB Auditor ID 23, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2023. In December 2021 we engaged Baker Tilly US, LLP to serve as our independent registered public accounting firm. Although shareholder approval of our audit committee’s appointment of Baker Tilly US, LLP is not required by law, our board of directors believes that it is advisable to give shareholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of Baker Tilly US, LLP. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our shareholders.
Principal Accountant Fees and Services
Our independent public accounting firm is Baker Tilly US, LLP, Tewksbury, MA, PCAOB Auditor ID 23. The following table sets forth the aggregate fees for audit services provided by Baker Tilly as well as PricewaterhouseCoopers, LLP (“PwC”) for the years ended December 31, 2022 and December 31, 2021. Because we changed auditors from PwC to Baker Tilly in June 2022, we have included the fees charged to us by both accounting firms in the table below, including audit fees related to the transition work and filing of the Form 10 Registration Statement. Amounts presented in thousands:
	Years Ended December 31,
	2022	2021
Audit Fees(1)
Baker Tilly	$221	$205
PwC	24	110
Audit Related Fees(2)
Baker Tilly	117	19
Tax Fees(3)
PwC	27	11
All Other Fees(4)	—	—
Total fees	$389	$345

(1)
Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, and services that are normally provided, such as comfort letters, in connection with statutory and regulatory filings or engagements.

(2)
Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” These fees primarily consist of professional services related to the transition from PwC to Baker Tilly.

(3)
Tax Fees consist of fees for tax compliance, advice and tax services.

(4)
All other fees There were no other fees incurred in 2022 or 2021.

Audit Committee Pre-approval Policy and Procedures
The Audit Committee has adopted a policy requiring pre-approval of all audit and non-audit related services to be performed by the Company’s independent auditor regardless of amount. These services may include audit services, audit-related services, tax services and other related services. PwC and Baker Tilly and management are required to periodically report to the Audit Committee regarding the extent of services provided by PwC and Baker Tilly in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services provided to us by PwC and Baker Tilly were in accordance with the pre-approval policies and procedures described above.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm. It selected Baker Tilly as the Company’s independent registered public accounting firm for 2022. This selection was subsequently approved by the Board. The Audit Committee has reviewed and discussed with management and with Baker Tilly the Company’s audited consolidated financial statements for the year ended December 31, 2022. In addition, the Audit Committee has discussed with Baker Tilly the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards.
The Audit Committee has also discussed and confirmed with Baker Tilly its independence from the Company and received all written disclosures and correspondence required by the PCAOB Ethics and Independence requirements. The Audit Committee has evaluated and concluded the non-audit services provided by Baker Tilly to the Company do not impair Baker Tilly’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2022 and the related footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Vote Required
The ratification of the appointment of Baker Tilly US, LLP requires the affirmative vote of a majority of the votes cast at such meeting. Broker non-votes, if any, and abstentions will have no effect on this proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3
CONTINUANCE INTO ONTARIO
Overview
The Company is currently incorporated under the CBCA. The Board proposes to continue (the “Continuance”) the Company to the jurisdiction of the Province of Ontario under the Business Corporations Act (Ontario) (the “OBCA”). At the meeting, holders of Common Shares and Series 1 Preferred Shares, voting together as a class will be asked to consider and, if thought advisable, approve with or without variation the special resolution to approve the Continuance, the full text of which is included as Appendix “A” to this proxy statement. The Board has unanimously approved the Continuance and recommends that holders of Common Shares and Series 1 Preferred Shares vote FOR the Continuance Resolution.
The Continuance will affect certain of the rights of shareholders as they currently exist under the CBCA. Shareholders should consult their legal advisors regarding the implications of the Continuance that may be of particular importance to them. For more information, see “— Comparison of CBCA and OBCA” below.
The Company needs to attract and appoint directors with a broad range of skills and experience relevant to its business. As a result of amendments to the OBCA, the OBCA does not contain any Canadian residency requirements for directors. As a result, the Company can continue under the OBCA and with the recent elimination of the OBCA residency requirement, the Company will have greater flexibility to attract directors from a global talent pool with the expertise and skills required by the Company’s global business operations.
Upon the completion of the Continuance, the Company’s existing articles and by-laws will be replaced with articles of continuance (the “Proposed Articles”) and new by-laws, being proposed By-Law No. 1 and proposed By-Law No 2. (being the Advance Notice Bylaws), (the “Proposed By-Laws” and together with the Proposed Articles, the “Proposed Articles and By-Laws”) under the OBCA, substantially in the form set forth in Appendix “B” and Appendix “C”, respectively, to this proxy statement will be adopted. The Proposed Articles and By-Laws are substantially similar to the Company’s existing articles and by-laws with certain changes made to reflect the provisions of the OBCA.
The current articles and by-laws are available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.) and the Proposed Articles and By-Laws are attached in Appendix “B” and Appendix “C” respectively and once approved by holders of Common Shares and holders of Series 1 Preferred Shares, will be available on SEDAR at www.sedar.com and EDGAR at www.sec.gov.)
Continuance Process
In order to effect the Continuance:
(1)
the Company must obtain the approval of its holders of Common Shares and holders of Series 1 Preferred Shares, voting together as a class, of the Continuance by way of the Continuance Resolution, in the form of a special resolution approved by not less than sixty-six and two-thirds percent (66 2∕3%) of the votes cast by the holders of Common Shares and holders of Series 1 Preferred Shares in person or by proxy at the meeting;

(2)
the Company must make a written application to the Director under the CBCA (the “CBCA Director”) for consent to continue under the OBCA, such written application to establish to the satisfaction of the Director that the proposed Continuance will not adversely affect the Company’s creditors or shareholders;

(3)
Once the Continuance Resolution is passed and the Company has obtained the consent of the CBCA Director, the Company must apply to the director under the OBCA (the “OBCA Director”) for a certificate of continuance (the “Certificate of Continuance”);

(4)
On the date shown on the Certificate of Continuance, the Company will become a company registered under the OBCA as if it had been incorporated under the OBCA; and

(5)
the Company must then file a copy of the Certificate of Continuance with the CBCA Director and receive a certificate of discontinuance under the CBCA (the “Certificate of Discontinuance”).

Effect of Continuance
Upon receipt of the Certificate of Continuance, the Company will become subject to the OBCA as if it had been incorporated under the OBCA and upon receipt of the Certificate of Discontinuance, the CBCA will cease to apply to the Company, thereby completing the Continuance. The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change in its business. However, the Continuance will affect certain rights of shareholders as they currently exist under the CBCA and the Company’s existing articles and by-laws. Set out below under “— Comparison of CBCA and OBCA” is a summary of some of the key differences in corporate law between the CBCA and OBCA.
The OBCA provides when a foreign corporation continues under such legislation:
(1)
the company possesses all the property, rights, privileges and franchises and is subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of the foreign corporation;

(2)
a conviction against, or ruling, order or judgment in favor of or against, the foreign corporation may be enforced by or against the company; and

(3)
the company shall be deemed to be the party plaintiff or the party defendant, as the case may be, in any civil action commenced by or against the foreign corporation.

The Continuance will not affect the Company’s status as a listed company on the Toronto Stock Exchange or the Nasdaq, nor as a reporting issuer under the securities legislation of any jurisdiction in Canada or as a registrant in the United States and the Company will remain subject to their respective requirements.
As of the effective date of the Continuance, the Company’s current constating documents — its articles and by-laws under the CBCA — will be replaced with articles and by-laws under the OBCA, the legal domicile of the Company will be the Province of Ontario and the Company will no longer be subject to the provisions of the CBCA.
Comparison of CBCA and OBCA
Upon the completion of the Continuance, the Company will be governed by the OBCA. The provisions of the OBCA dealing with shareholder rights and protections are generally comparable to those contained in the CBCA. The Company shareholders will not lose or gain any significant rights or protections as a result of the Continuance. The following is a summary comparison of certain provisions of the OBCA and the CBCA. This summary is not intended to be exhaustive and is qualified in its entirety by the full provisions of the CBCA and OBCA, as applicable.
Charter Documents
There are no significant differences between the CBCA and the OBCA with respect to the charter documents for companies governed by those statutes.
A copy of the Proposed Articles and By-Laws under the OBCA are attached to this proxy statement as Appendix “B” and “C”, respectively.
Shareholder Proposals and Shareholder Requisitions
Both statutes provide for shareholder proposals.
Under the CBCA, a shareholder entitled to vote at a meeting of shareholders may (i) submit notice of a proposal to the corporation, and (ii) discuss at the meeting any matter in respect of which such shareholder would have been entitled to submit a proposal. The registered or beneficial shareholder must either: (i) have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000, or (ii) have the support of persons who, in the aggregate, have owned for at least six months not less than 1% of the total number of voting shares or voting shares with a fair market value of at least $2,000.

Under the OBCA, proposals may be submitted by both registered and beneficial shareholders who are entitled to vote at a meeting of shareholders.
Each statute contains certain requirements with respect to, among other things, the content, timing and delivery of proposals. Moreover, each statute includes provisions which allow a corporation to refuse to process a proposal in similar circumstances.
Both statutes provide that holders of not less than 5% of the outstanding voting shares may requisition a meeting of shareholders, and permit the requisitioning registered shareholder to call the meeting where the board of directors of the company does not do so within the 21 days following the company’s receipt of the shareholder meeting requisition.
Rights of Dissent and Appraisal
The OBCA provides that shareholders, including beneficial holders, who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is available to shareholders, whether or not their shares carry the right to vote, where the company proposes to:
(1)
amend its articles to add, remove or change any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(2)
amend its articles to add, remove or change any restriction upon the business or businesses that the company may carry on;

(3)
amalgamate with another company (other than for vertical or horizontal short-form amalgamations);

(4)
be continued under the laws of another jurisdiction;

(5)
sell, lease or exchange all or substantially all its property; or

(6)
carry out a going-private transaction.

The CBCA contains a similar dissent remedy, provided however, that in addition to the foregoing, the CBCA expressly provides for dissent rights with respect to a squeeze-out transaction. The dissent provisions of the CBCA are described under the heading “Rights of Dissent in Respect of the Continuance Resolution”, below, and the text of Section 190 of the CBCA is set forth on Appendix “D” to this proxy statement. Under the CBCA and OBCA, the dissenting shareholder must generally send notice of dissent at or before the resolution being passed.
Oppression Remedy
Under both the CBCA and the OBCA, a shareholder, beneficial shareholder, former shareholder or beneficial shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of offering corporation under the OBCA, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where, in respect of a company or any of its affiliates, any act or omission of a company or its affiliates effects a result, the business or affairs of a company or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer.
The OBCA allows a court to grant relief where a prejudicial effect to the shareholder is merely threatened, whereas the CBCA only allows a court to grant relief if the effect actually exists (that is, it must be more than merely threatened).
Under the CBCA, such remedy is also available to the CBCA Director appointed under Section 260 of the CBCA.

Shareholder Derivative Actions
A broad right to bring a derivative action is contained in each of the CBCA and the OBCA and this right extends to officers, former shareholders, directors or officers of a company or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, both statutes permit derivative actions to be commenced in the name and on behalf of a company or any of its subsidiaries.
Under the CBCA and OBCA, a condition precedent to a complainant bringing a derivative action is that the complainant has given at least 14 days’ notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring such a derivative action. However, under the OBCA, a complainant is not required to give notice to the directors of the corporation of the complainant’s intention to make an application to the court to bring a derivative action if all of the directors of the corporation are defendants in the action.
Under the CBCA, the CBCA Director appointed under Section 260 of the CBCA may also commence a derivative action.
Residency Requirements for Directors
Under the CBCA, at least one-quarter of the directors must be resident Canadians, unless the corporation has less than four directors, in which case at least one director must be a resident Canadian. Subject to certain exceptions, an individual must be a Canadian citizen or permanent resident ordinarily resident in Canada to be considered a resident Canadian under the CBCA. The OBCA does not have a residency requirement.
Independent Directors
Under the OBCA, at least one-third of the members of the board of directors cannot be officers or employees of the company or its affiliates. Under the CBCA, the requirement is that at least two of the directors cannot be officers or employees of the company or its affiliates. The Company is also subject to applicable securities law and stock exchange requirements with respect to director independence.
Notice-and-Access
Both statutes permit the use of the notice-and-access delivery system (“Notice-and-Access”) under National Instrument 51-102 — Continuous Disclosure Obligations and National Instrument 54-101 —  Communication with Beneficial Owners of Securities of Reporting Issuer. However, the CBCA currently requires companies to seek exemptive relief from the CBCA Director under Sections 151(1) and 156 of the CBCA, which exempt a company from the requirement to send a proxy circular to shareholders, duties related to intermediaries and the requirement to send annual financial statements to shareholders in order to use Notice-and-Access. Under the OBCA, companies are not required to obtain such exemptive relief in order to use Notice-and-Access.
Place of Meetings
Under the OBCA, subject to the articles of the corporation, and any unanimous shareholders agreement, a shareholders’ meeting may be held in or outside Ontario (including outside Canada) as determined by the directors, or in the absence of such a determination, at the place where the registered office of the corporation is located.
Subject to certain exceptions, the CBCA provides that meetings of shareholders shall be held at the place within Canada provided in the by-laws or, in the absence of such provision, at the place within Canada that the directors determine. A meeting may be held outside Canada if the place is specified in the articles or all the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place.
Virtual or hybrid shareholder meetings, which are comprised of both an in-person and virtual element, are both permitted under the OBCA and CBCA, unless the articles or by-laws of a company state otherwise.

Constitutional Jurisdiction
Other significant differences in the statutes arise from the differences in the constitutional jurisdiction of the federal and provincial governments. For example, a CBCA corporation has the capacity to carry on business throughout Canada as a right. An OBCA company is only allowed to carry on business in another province where that other province allows it to register to do so. A CBCA corporation is subject to provincial laws of general application, but a province cannot pass laws directed specifically at restricting a CBCA corporation’s ability to carry on business in that province. If another province so chooses, however, it can restrict an OBCA company’s ability to carry on business within that province. Also, a CBCA corporation will not have to change its name if it wants to do business in a province where there is already a corporation with a similar name, whereas an OBCA company may not be allowed to use its name in that other province if that name, or a similar one, is already in use.
Registered Office
Under the OBCA, the registered office must be situated in Ontario and may be relocated to a different municipality within Ontario by special resolution of the shareholders or relocated within the same municipality by resolution of the directors.
Under the CBCA, the registered office must be in the province specified in the articles and may be relocated to a different province by special resolution of the shareholders or relocated within the same province by resolution of the directors.
Short Selling
Under the CBCA, insiders of a corporation are prohibited from short selling any securities of the corporation unless the insider selling the securities owns or has fully paid for the securities being sold. The OBCA does not contain a similar prohibition.
Continuance Resolution
A copy of the full text of the Continuance Resolution is attached as Appendix “A” hereto. In order to be effective, the Continuance Resolution requires the approval of not less than sixty-six and two-thirds percent (66 2∕3%) of the votes cast by holders of Common Shares and holders of Series 1 Preferred Shares, voting as a class represented at the meeting in person or by proxy, voting together. Shareholders may vote “For” or “Against” the Continuance Resolution. Abstentions will have no effect and will not be counted as votes cast on the Continuance Resolution.
The Board recommends that shareholders vote FOR the Continuance Resolution. Unless contrary instructions are indicated on the Form of Proxy or the voting instruction form, the persons designated in the accompanying Form of Proxy or voting instruction form intend to vote “FOR” the Continuance Resolution.
Even if the Continuance Resolution is approved, the Board retains the power to revoke it at any time without any further notice to, or approval by, shareholders. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of the Company. For example, if a significant number of shareholders dissent in respect of the Continuance Resolution or if the Amendments do not come into force, the Board may determine not to proceed with the Continuance.
RIGHTS OF DISSENT IN RESPECT OF THE CONTINUANCE RESOLUTION
The following description of rights of shareholders to dissent in respect of the Continuance Resolution is not a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of its shares and is qualified in its entirety by the reference to the full text of Section 190 of the CBCA, which is attached to this proxy statement as Appendix “D”. A dissenting shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

Pursuant to Section 190 of the CBCA, a registered shareholder is entitled, in addition to any other right that the registered shareholder may have, to dissent and, if the Continuance Resolution is adopted, to be paid by the Company the fair value of the shares in respect of which that registered shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the Continuance Resolution is adopted. Pursuant to the CBCA, there is no right of partial dissent; accordingly, a registered shareholder may only dissent with respect to all shares held on behalf of any one beneficial shareholder and registered in the name of such registered shareholder.
Beneficial shareholders of shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware only registered shareholders are entitled to dissent. Accordingly, beneficial shareholders desiring to exercise a right of dissent to the Continuance Resolution should contact their brokers, custodians, nominees or other intermediary for advice well in advance of the date of the Meeting to make arrangements for Common Shares beneficially owned by such beneficial shareholder to be registered in the beneficial shareholder’s name prior to the time the written objection to the Continuance Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such shares to dissent on the beneficial shareholder’s behalf. It is strongly suggested that any beneficial shareholder wishing to dissent seek independent legal advice, as the failure to comply strictly with the provisions of Section 190 of the CBCA may prejudice such beneficial shareholder’s right to dissent.
A registered holders of Common Shares or Series 1 Preferred Shares who wishes to dissent must send a written objection to the Continuance Resolution (a “Dissent Notice”) to ProMIS Neurosciences, Suite 200, 1920 Yonge Street, Toronto, Ontario Attention: Gail Farfel, Ph.D. with a copy to the Company’s counsel, McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, BC, V6E 4N7, Attention: Gary Floyd or to gary.floyd@mcmillan.ca, at or prior to the time of the Meeting or any adjournment thereof in order to be effective.
The delivery of a Dissent Notice does not deprive a registered shareholder of its right to vote at the meeting, however, a vote in favor of the Continuance Resolution will, in effect, result in such shareholder ceasing to be a dissenting shareholder and losing its rights under Section 190 of the CBCA. A vote against the Continuance Resolution, whether in person or by proxy, does not constitute a Dissent Notice, but a shareholder need not vote its shares against the Continuance Resolution in order to dissent. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favor of the Continuance Resolution does not constitute a Dissent Notice in respect of the Continuance Resolution, but any such proxy granted by a shareholder who intends to dissent should be validly revoked (see “Voting at the Meeting” above) in order to prevent the proxy holder from voting such the Company shares in favor of the Continuance Resolution.
If the Continuance Resolution is approved at the meeting or at an adjournment or postponement thereof, the Company is required to deliver to each registered shareholder who has filed a Dissent Notice and has not voted for the Continuance Resolution or not withdrawn that shareholder’s Dissent Notice (each, a “Dissenting Shareholder”), within 10 days after the approval of the Continuance Resolution, a notice stating that the Continuance Resolution has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has 20 days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within 20 days after learning that the Continuance Resolution has been adopted, to send to the Company a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of shares in respect of which it dissents and a demand for payment of the fair value of such shares. A Dissenting Shareholder must within 30 days after sending the Demand for Payment, send the certificates representing the shares in respect of which it is dissenting to the Company or its transfer agent, Computershare. The Company or Computershare must endorse the certificates with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificates to the Dissenting Shareholder. A Dissenting Shareholder who fails to make a Demand for Payment within the time require or to send the certificates within the 30-day period, has no right to make a claim under Section 190 of the CBCA.
A Dissenting Shareholder that sends a Demand for Payment within the time required ceases to have any rights as a holder of shares, other than the right to be paid the fair value of such Dissenting Shareholder’s shares, unless: (i) the Dissenting Shareholder withdraws the Demand for Payment before the Company makes an Offer to Pay (as defined below); (ii) the Company fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Board revokes the Continuance Resolution, in which case the Dissenting Shareholder’s rights as a shareholder are required to be reinstated as of the date the Demand for Payment was sent.
The Company is required, not later than seven days after the later of the date shown on the certificate of continuation issued by the OBCA Director and the day the Company receives the Demand for Payment, to send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the shares in respect of which the Dissenting Shareholder has dissented. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within 30 days after being made. If the Offer to Pay is accepted, payment must be made within 10 days of acceptance.
If the Company fails to make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within 50 days after the date shown on the Certificate of Continuance issued by the OBCA Director or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the shares of any Dissenting Shareholder. If the Company fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of 20 days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any such application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where the Company has its registered office or in the province where the Dissenting Shareholder resides if the Company carries on business in that province.
Upon the making of any such application to a court, the Company shall give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent the Company a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose shares have not been purchased by the Company shall be joined as parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application, and the court will then fix a fair value for the shares of all Dissenting Shareholders. The final order of a court will be rendered in favor of each Dissenting Shareholder for the amount of the fair value of its shares as fixed by the court. The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the effective date of the Continuation until the date of payment of the amount so fixed.
The above is only a summary of the dissenting shareholder provisions of the CBCA. A holder of Common Shares or Series 1 Preferred Shares wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

OTHER INFORMATION
Other Matters
Our board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Shareholder Proposals for the 2024 Annual Meeting
A shareholder who is entitled to vote at the annual meeting of shareholders to be held in 2024 (the “2024 Annual Meeting”) may raise a proposal for consideration at the 2024 Annual Meeting. We will consider such proposal for inclusion in our proxy statement and form of proxy relating to our 2024 Annual Meeting only if:
(1)   The proposal is submitted in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and our Corporate Secretary receives the proposal no later than February 2, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2024 Annual Meeting is changed by more than 30 days from the anniversary of our annual meeting of shareholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement; or
(2)   The proposal is submitted in accordance with section 137 of the CBCA and the regulations thereunder and our Corporate Secretary receives the proposal no later than March 3, 2024, or 90 days before the anniversary date of the notice of meeting for the 2023 annual meeting of shareholders.
In addition, in the event the Company does not receive a shareholder proposal by March 3, 2024, the proxy to be solicited by the board of directors for the 2024 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the Common Shares if the proposal is presented at the 2024 Annual Meeting without any discussion of the proposal in the proxy materials for that meeting. In addition, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2024 Annual Meeting. Such notice must comply with the additional requirements of Rule 14a-19(b).
In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors of directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 30 calendar days nor more than 65 days before the annual meeting of shareholders. However, if the date of the annual meeting is less than 40 days after the date on which disclosure is first made in a public announcement, or in a document publicly filed by the Company under its profile on the SEDAR at www.sedar.com, notice must be received not later than the close of 10 days following such date. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 Annual Meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our by-laws which also specify requirements as to the form and content of a shareholder’s notice.
Shareholders also have the right under the CBCA, subject to the requirements of section 137 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. Any such nominations must comply with the procedures set out in the Company’s advance notice by-law described above. Candidates nominated by shareholders in accordance with the procedures set forth in the CBCA and in our advance notice by-law will not be included in our proxy card for the next annual meeting.
Any proposals, notices or information about proposed director candidates should be sent to:
ProMIS Neurosciences Inc.
Suite 200, 1920 Yonge Street
Toronto, Ontario, Canada M4S 3E2
Attention: Chair of the Corporate Governance and Nominating Committee

We also encourage you to submit any such proposals via email to info@promisneurosciences.com
Where You Can Find More Information
The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available on SEDAR, www.sedar.com. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at https://www.promisneurosciences.com/ under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company at its principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated June 1, 2023. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.
Important Notice Regarding Delivery of Shareholder Documents
Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, you intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders who share the same address, unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notifies otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Investor Relations department.
Other Business
The board of directors knows of no business to be brought before the Annual Meeting which is not referred to in this proxy statement. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

APPENDIX “A” — CONTINUANCE RESOLUTION
“BE IT RESOLVED THAT AS A SPECIAL RESOLUTION:
(a)
the continuance of ProMIS Neurosciences Inc. (the “Company”), a corporation existing under the laws of Canada, to the Business Corporations Act (Ontario) (“OBCA”) pursuant to Section 188 of the Canada Business Corporations Act (“CBCA”) and Section 180 of the OBCA, is hereby authorized and approved and the Company is hereby authorized to apply to the Director of corporations under the OBCA (“Director”) for authorization to be continued as if it had been constituted under the OBCA and to continue is existence under the OBCA (the “Continuance”) on such date as the directors of the Company may determine;.

(b)
the form of articles of continuance, the full text of which is attached as Appendix “B” to the Company’s proxy statement dated June 1, 2023 is hereby approved and the Company is hereby authorized to file the articles of continuance with the Director together with any notices and other documents prescribed by the OBCA necessary to continue the Company as it if had been incorporated under the laws of the Province of Ontario;

(c)
subject to the Continuance becoming effective and without affecting the validity of any act of the Company under its existing by-laws (the “Existing By-Laws”), the Existing By-Laws are hereby repealed and replaced with the new By-Law No. 1 and By-Law No. 2 of the Company (the “Proposed By-Laws”), the full text of which is attached as Appendix “C” to the Proxy, together with such changes or amendments thereto as any director or officer of the Company determines appropriate, the conclusive evidence of such determination being the execution of the Proposed By-Laws by a director or officer of the Company;

(d)
notwithstanding the approval of this special resolution by the holders of common shares and holders of Series 1 Preferred Shares of the Company, the board of directors of the Company, in its sole discretion and without further notice to or approval of holders of common shares and holders of Series 1 Preferred Shares of the Company, may decide not to proceed with the Continuance or otherwise give effect to this special resolution, at any time before the Continuance becomes effective; and

(e)
any one officer or director of the Company, acting alone, is authorized, for and on behalf of the Company, to execute and deliver such documents and instruments and to take such other actions as such officer or director may determine to be necessary or advisable to implement this special resolution and the matters authorized hereby including, without limitation, the execution and filing of the documents and forms prescribed by or contemplated under the CBCA and OBCA.”

A-1

APPENDIX “B” — ARTICLES OF CONTINUANCE
(See attached).
B-1

Ontario Ministry of Government and Consumer Services

Articles of Continuance
Business Corporations Act

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name *
PROMIS NEUROSCIENCES INC.

Has the corporation been assigned an Ontario Corporation Number (OCN) ? * ☑ Yes ☐ No

Ontario Corporation Number (OCN) *	Company Key *
1678696	000000000

2. Contact Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name *	Middle Name	Last Name *
STEVEN		HELSON

Telephone Country Code	Telephone Number *	Extension
	416-865-5545	

Email Address *
STEVEN.HELSON@MCMILLAN.CA

3. Current Details

☐ Check this box if you are a social company under the *Corporations Act* (CA)

Please provide the name of the jurisdiction where the corporation is currently incorporated or continued and the original date of incorporation or amalgamation of the corporation.

Current Corporation Name *
PROMIS NEUROSCIENCES INC.

Governing Jurisdiction *
Canada

Province *
Federal

Original Date of Incorporation/Amalgamation *
September 21, 2005

The following supporting documents are required. Please attach these documents with your application:

☑ Incorporating documents and all amendments, and a copy of continuation documents and amendments if applicable, certified by an officer of the appropriate jurisdiction *

☑ Letter of Satisfaction/Authorization to Continue issued by the proper officer of the jurisdiction the corporation is leaving *

4. Corporation Name

Every corporation must have a name. You can either propose a name for the corporation or request a number name. If you propose a name for the corporation, you need a Nuans report for the proposed name.

5264E (2021/10) © Queen's Printer for Ontario, 2021 Disponible en français Page 1 of 10

Will this corporation have a number name ? * Yes ☑ No

The corporation will have: *

☑ an English name (example: "Green Institute Inc.")

☐ a French name (example: "Institut Green Inc.")

☐ a combination of English and French name (example: "Institut Green Institute Inc.")

☐ an English and French name that are equivalent but used separately (example: "Green Institute Inc./Institut Green Inc.")

Nuans Report

New Corporation Name (Proposed) *
PROMIS NEUROSCIENCES INC.

Nuans Report Reference Number *	Nuans Report Date *
121901440	May 12, 2023

☐ Select this if you have a Legal Opinion for an identical name

5. General Details

Requested Date for Continuance *	Primary Activity Code *
June 29, 2023	541380

Official Email Address *
TORNOTICES@MCMILLAN.CA

An official email address is required for administrative purposes and must be kept current. All official documents or notices and correspondence to the corporation will be sent to this email address.

6. Address

Every corporation is required to have a registered office address in Ontario. This address must be set out in full. A post office box alone is not an acceptable address.

Registered Office Address *

☑ Standard Address ☐ Lot/Concession Address

Street Number *	Street Name *	Unit Number
181	BAY STREET	4400

City/Town *	Province	Postal Code *
TORONTO	Ontario	M5J 2T3

Country
Canada

7. Director(s)

Please specify the number of directors for your Corporation *

☐ Fixed Number Minimum/Maximum

Minimum Number of Directors *	Maximum Number of Directors *
3	10

Director 1

First Name *	Middle Name	Last Name *
NEIL		WARMA

*+.,0 %0-C$#0

Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 2

First Name *	Middle Name	Last Name *
PATRICK	D.	KIRWIN

Email Address

Is this director a Resident Canadian? * ☑ Yes ☐ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 3

First Name *	Middle Name	Last Name *
MAGGIE		SHAFMASTER

Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 4

First Name *	Middle Name	Last Name *
JOSH		MANDEL-BREHM

Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

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City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 5

First Name *	Middle Name	Last Name *
WILLIAM		WYMAN

Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 6

First Name *	Middle Name	Last Name *
NEIL		CASHMAN

Email Address

Is this director a Resident Canadian? * ☑ Yes ☐ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 7

First Name *	Middle Name	Last Name *
GAIL		FARFEL

Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

Director 8

First Name *	Middle Name	Last Name *
EUGENE		WILLIAMS

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Email Address

Is this director a Resident Canadian? * ☐ Yes ☑ No

Address for Service * ☑ Canada ☐ U.S.A. ☐ International

Street Number *	Street Name *	Unit Number
1920	YONGE STREET	200

City/Town *	Province *	Postal Code *
TORONTO	Ontario	M4S 3E2

Country
Canada

8. Shares and Provisions (Maximum limit is 100,000 characters per text box)

Every corporation must be authorized to issue at least one class of shares. You must describe the classes of shares of the corporation and the maximum number of shares the corporation is authorized to issue for each class. If the corporation has more than one class of shares, you must specify the rights, privileges and conditions for each class.

Description of Classes of Shares

The classes and any maximum number of shares that the corporation is authorized to issue:

Enter the Text *
The Corporation shall be authorized to issue the following number and classes of shares:

(i) an unlimited number of Common Shares;
(ii) an unlimited number of Preferred Shares, issuable in series; and
(iii) 70,000,000 Series 1 Preferred Shares.

Rights, Privileges, Restrictions and Conditions

Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter “Not Applicable”:

Enter the Text *
1. The rights, privileges, restrictions and conditions of the Common shares are as follows:

1.1 Voting The holders of the Common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common share held at all meetings of the shareholders of the Corporation, except meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series;

1.2 Dividends. The holders of Common shares shall be entitled to receive out of all profits or surplus available for dividends, any dividend declared by the Corporation on the Common shares; and

1.3 Participation or Liquidation. In the event of the liquidation, dissolution or winding up of the Corporation or any distribution of its assets for the purpose of winding up its affairs, after the payment of dividends declared but unpaid, the holders of Common shares shall be entitled pari passu to receive any remaining property of the Corporation, subject to any rights of the holders of Preferred shares.

2. The rights, privileges, restrictions and conditions of the Preferred shares are as follows:

2.1 One or More Series. The directors may issue Preferred shares in one or more series;

2.2 Creation or Deletion of Series. The directors may alter by resolution the Articles of the Corporation or, if applicable, the By-Laws of the Corporation to fix or change the number of shares in, and to determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of Preferred shares;

2.3 Voting. The directors may confer on the holders of any series of Preferred shares the right to notice of or to be

5264E (2021/10) Page 5 of 10

present or to vote, either in person or by proxy, at any general meeting of the shareholders of the Corporation other than a separate meeting of the holders of the Preferred shares, or of the holders of shares of a series of the Preferred shares, as the case may be;

2.4 Dividends. The special rights or restrictions which the directors may create, define or attach to any series of Preferred shares may allow the directors to declare dividends with respect to the Common shares only or with respect to any series of Preferred shares only or with respect to any combination of two or more such classes or series of classes;

2.5 If Series Entitled to Cumulative Dividend. Where the Preferred shares or one or more series of Preferred shares are entitled to cumulative dividends, and where cumulative dividends in respect of the Preferred shares or a series of Preferred shares are not paid in full, the shares of all series of Preferred shares entitled to cumulative dividends shall participate rateably in respect of accumulated dividends in accordance with the amounts that would be payable on those shares if all the accumulated dividends were paid in full;

2.6 All Series of Preferred Shares Participate Rateably on Winding-Up. Where amounts payable on a winding-up are not paid in full or on the occurrence of any other event where the holders of the shares of all series of Preferred shares are entitled to a return of capital but are not paid in full, the shares of all series of Preferred shares shall participate rateably in a return of capital in respect of Preferred shares in accordance with the amounts that would be payable on the return of capital if all amounts so payable were paid in full;

2.7 No Priority. No special rights or restrictions attached to a series of Preferred shares shall confer on the series priority over another series of Preferred shares then outstanding respecting:

2.7.1 dividends, or

2.7.2 a return of capital:

2.7.2.1 on winding-up; or

2.7.2.2 on the occurrence of another event that would result in the holders of all series of Preferred shares being entitled to a return of capital;

2.8 Special Rights and Restrictions of Issued Series. A directors' resolution pursuant to paragraph 2.2 above must be passed before the issue of shares of the series to which the resolution relates, and after the issue of shares of that series the number of shares in, the designation of, and the special rights and restrictions attached to that series may be added to, altered, varied or abrogated only in accordance with the Business Corporations Act (Ontario), and the directors shall send to the Director articles of amendment in the prescribed form; and

2.9 Priority on Liquidation. Except as provided herein, in the event of the liquidation, dissolution or winding-up of the Corporation or any distribution of its assets for the purpose of winding-up its affairs, after the payment of dividends declared but unpaid, the holders of the Preferred shares shall be entitled pari passu to be paid such amount as the special rights and restrictions attaching to such shares shall provide, or in the absence of any express provision with respect thereto, the amount of capital paid up in respect thereof per share for each Preferred share held by them, out of the assets of the Corporation in preference to and with priority over any payment or distribution of any capital asset or monies among the holders of any Common shares of the Corporation. The foregoing provisions of these Articles shall apply to all Preferred shares except as expressly provided in the special rights and restrictions which the directors may create, define or attach to any series of Preferred shares.

3. The rights, privileges, restrictions and conditions of the Series 1 Preferred Shares are as follows:

3.1 Dividends.

3.1.1 The holders of the Series 1 Preferred Shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when dividends are declared by the directors on the Common Shares out of moneys properly applicable to the payment of dividends, in such amount and in such form as the directors may from time to

5264E (2021/10) Page 6 of 10

time determine. Dividends paid on Series 1 Preferred Shares will be paid pro rata with dividends paid to holders of Common Shares.

3.2 Priority upon Liquidation.

3.2.1 Preferential Payments to Holders of Series 1 Preferred Shares.

In the event of any liquidation, dissolution or winding up of the Corporation or any distribution of its assets for the purpose of winding up its affairs, the Series 1 Preferred Shares then outstanding shall be redeemed by the Corporation and the redemption price shall be satisfied out of the assets of the Corporation available for distribution, before any payment is made to the holders of Common Shares by reason of their ownership thereof.
The redemption price shall be US$0.10 per Series 1 Preferred Share. Upon satisfaction of the redemption price per Series 1 Preferred Share, holders of Series 1 Preferred Shares shall cease to have any rights with respect to remaining assets of the Corporation.

3.3 Optional Conversion.

The holders of Series 1 Preferred Shares have conversion rights as follows (the “Conversion Rights”):

3.3.1 Right to Convert.

3.3.1.1 Conversion Ratio.

Each Series 1 Preferred Share shall be convertible, at the option of its holder, at any time and from time to time, and without the payment of additional consideration by its holder, on the basis of one fully paid and non-assessable Common Share for each Series 1 Preferred Share. The conversion shall be subject to the adjustment as provided below.

3.3.1.2 Termination of Conversion Rights.

In the event of a liquidation, dissolution or winding up of the Corporation, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series 1 Preferred Shares; provided that the foregoing termination of Conversion Rights shall not affect the amount(s) otherwise paid or payable in accordance with Section 3.2.1 to holders of Series 1 Preferred Shares as a result of the liquidation, dissolution or winding up of the Corporation.

3.3.2 Mechanics of Conversion.

3.3.2.1 Notice of Conversion.

In order for a holder of Series 1 Preferred Shares to voluntarily convert Series 1 Preferred Shares into Common Shares, such holder shall (a) provide written notice to the Corporation’s registered office that the holder elects to convert all or any number of the holder’s Series 1 Preferred Shares and, if applicable, any event on which the conversion is contingent and (b), if the holder’s Series 1 Preferred Shares are certificated, surrender the certificate or certificates for the Series 1 Preferred Shares (or, if the registered holder alleges that the certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of the certificate), at the registered office of the Corporation.

Such notice shall state the holder’s name or the names of the nominees in which the holder wishes the Common Shares to be issued. If required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly signed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the Corporation of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the Common Shares issuable upon conversion of the Series 1 Preferred Shares shall be deemed to be outstanding of record as of that date. The Corporation shall, as

5264E (2021/10) Page 7 of 10

soon as practicable after the Conversion Time (i) issue and deliver to the holder of Series 1 Preferred Shares, or to his, her or its nominees, a certificate, certificates or DRS Statement for the number of full Common Shares issuable upon such conversion in accordance with these provisions and a certificate for the number (if any) of Series 1 Preferred Shares represented by the surrendered certificate that were not converted into Common Shares, and (ii) pay all declared but unpaid dividends on the Series 1 Preferred Shares converted.

3.4 Mandatory Conversion.

3.4.1 Trigger Event.

After June 30, 2022 upon the Corporation raising gross proceeds of US$30,000,000 from the sale of equity securities or securities convertible into equity securities (the “Mandatory Conversion Event”), then all outstanding Series 1 Preferred Shares shall automatically convert into Common Shares at the conversion ratio pursuant to Section 3.3.2.

3.4.2 Mechanics of Conversion.

All holders of record of Series 1 Preferred Shares shall be sent written notice of the Mandatory Conversion Event. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Event. Upon receipt of such notice, each holder of Series 1 Preferred Shares in certificated form shall surrender, if applicable, his, her or its certificate or certificates for all Series 1 Preferred Shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in the notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly signed by the registered holder or by his, her or its attorney duly authorized in writing.

All rights with respect to the Series 1 Preferred Shares converted under Section 3.4, including the rights, if any, to receive notices and vote (other than as a holder of Common Shares), will terminate at the Mandatory Conversion Event (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or before such time), except only the rights of the holders of Series 1 Preferred Shares, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, except only the right of their holders to receive Common Shares in exchange therefor and to receive payment of any dividends declared but unpaid on the Series 1 Preferred Shares.

3.5 General.

3.5.1 No Fractional Shares.

No fractional Common Shares shall be issued upon conversion of the Series 1 Preferred Shares. In lieu of any fractional Common Shares to which the holder would otherwise be entitled, the number of Common Shares to be issued upon conversion of the Series 1 Preferred Shares shall be rounded to the nearest whole share.

3.5.2 Reservation of Shares.

The Corporation shall at all times when Series 1 Preferred Shares are outstanding reserve and keep available out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of the Series 1 Preferred Shares, such number of its duly authorized Common Shares as are from time to time is sufficient to effect the conversion of all outstanding Series 1 Preferred Shares.

3.5.3 Effect of Conversion.

All Series 1 Preferred Shares converted into Common Shares will no longer be deemed to be outstanding and all rights with respect to such Series 1 Preferred Shares will immediately cease and terminate at the Conversion Time, except only the right of their holders to receive Common Shares in exchange therefor and to receive payment of any dividends declared but unpaid on the Series 1 Preferred Shares.

5264E (2021/10) Page 8 of 10

3.5.4 Adjustments for Other Dividends and Distributions.

If the Corporation, at any time or from time to time, makes or issues, or fixes a record date for the determination of holders of Common Shares entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of Common Shares in respect of outstanding Common Shares) or in other property and Section 1 does not apply to such dividend or distribution, then and in each such event the holders of Series 1 Preferred Shares shall receive, simultaneously with the distribution to the holders of Common Shares and pro rata with the holders of Common Shares, a dividend or other distribution of such securities or other property in an amount equal to the amount of the securities or other property as they would have received if all outstanding Series 1 Preferred Shares had been converted into Common Shares on the date of such event.

3.5.5 Adjustments for Amalgamation or Reorganization.

If there shall occur any reorganization, recapitalization, reclassification, consolidation or amalgamation or other similar transaction involving the Corporation in which the Common Shares (but not the Series 1 Preferred Shares) is converted into or exchanged for securities, cash or other property then, following any such reorganization, recapitalization, reclassification, consolidation, amalgamation or other similar transaction, each Series 1 Preferred Share shall thereafter be convertible, in lieu of the Common Shares into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holders of Common Shares received upon the occurrence of such reorganization, recapitalization, reclassification, consolidation, amalgamation or other similar transaction would have been entitled to receive pursuant to such transaction.

Restrictions on Share Transfers

The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter “None”:

Enter the Text *
None.

Restrictions on Business or Powers

Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter “None”:

Enter the Text *
None.

Other Provisions, if any

Enter other provisions, or if no other provisions enter “None”:

Enter the Text *
The directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

9. Required Statements

Required Statements

☑ The corporation has complied with subsection 180(3) of the *Business Corporations Act*. *

5264E (2021/10) Page 9 of 10

Authorization Date

☑ The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction currently governing the corporation, on the following date: *

Authorization Date *
TBD

10. Authorization

☑ * I, STEVEN HELSON
confirm that this form has been signed by the required person.

Caution - The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature

Name	Position	Signature
TBD	TBD

APPENDIX “C” — PROPOSED BY-LAWS
AMENDED AND RESTATED
BY-LAW NO. 1
OF
PROMIS NUEROSCIENES INC.
(as of   •   , 2023)

C-i

PROMIS NEUROSCIENCES INC.
AMENDED AND RESTATED BY-LAW NO. 1
Being by-laws relating generally to the conduct of the affairs of ProMIS Neurosciences Inc. (the “Corporation”)
1.   INTERPRETATION
1.1
Definitions.   In these by-laws of the Corporation, unless the context otherwise specifies or requires:

(a)
“Act” means the Business Corporations Act, R.S.O. 1990, c. B.16, as from time to time amended and every statute that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

(b)
“Regulations” means the Regulations under the Act as published or from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Corporation to provisions of the Regulations shall be read as references to the substituted provisions therefor in the new regulations;

(c)
“by-laws” means any by-laws of the Corporation from time to time in force and effect;

(d)
“registered owner” or “registered holder” when used with respect to a share in the authorized capital of the Corporation means the person registered in the register of shareholders or a branch register of shareholders in respect of such share;

(e)
“shareholder” means those persons defined as such in the Act and includes any person who owns shares in the capital of the Corporation and whose name is entered in the register of shareholders or a branch register of shareholders;

(f)
“writing”, “in writing” and like expressions include all modes of representing, or reproducing and recording words in visible form, including: printing; lithographing; typewriting; and photostatic, electrostatic and mechanical copying;

(g)
all terms which are contained in the by-laws of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations; and

(h)
the singular shall include the plural and the plural shall include the singular; the masculine shall include the feminine; and the word “person” shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

2.   DIRECTORS
2.1   Number.   The number of directors shall, subject to the articles of the Corporation and any unanimous shareholder agreement, be fixed by the directors or if not so fixed, shall be the number of directors elected or continued as directors at the immediately preceding annual meeting of the Corporation. If and when the Corporation is an “offering corporation” as defined under the Act, at least one third of the directors shall not be officers or employees of the Corporation or any affiliate of the Corporation.
2.2   Election and Removal.   At each annual meeting of the Corporation, all the directors shall retire and the shareholders entitled to vote thereat shall elect a board of directors consisting of the number of directors for the time being fixed pursuant to the by-laws.
2.3   Retiring.   A retiring director shall be eligible for re-election.
2.4   No Meeting.   Where the Corporation fails to hold an annual meeting in accordance with the Act, the directors then in office shall be deemed to have been elected or appointed as directors on the last day on which the annual meeting could have been held pursuant to the Act and the by-laws and they may hold office until other directors are appointed or elected or until the day on which the next annual meeting is held, whichever shall first occur.

2.5   Continued.   If at any meeting at which there should be an election of directors the places of any of the retiring directors are not filled by such election, such of the retiring directors who are not reelected as may be requested by the newly elected directors shall, if willing to do so, continue in office to complete the number of directors for the time being fixed pursuant to the by-laws until further new directors are elected at a general meeting convened for the purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being fixed pursuant to the by-laws, such number shall be fixed at the number of directors actually elected or continued in office.
2.6   Casual Vacancy.   The remaining directors or director shall have the power from time to time to appoint any person as a director to fill any casual vacancy occurring in the board of directors.
2.7   Additional Directors.   Between successive annual meetings the directors shall have power to appoint one or more additional directors but the number of additional directors shall not be more than one-third of the number of directors elected or appointed at the last annual meeting. Any director so appointed shall hold office only until the next following annual meeting of the Corporation but shall be eligible for election at such meeting and, so long as he is an additional director, the number of directors shall be increased accordingly.
2.8   Intentionally Deleted
2.9   Vacation of Office.   The office of a director shall ipso facto be vacated: (a) if he becomes bankrupt or suspends payments of his debts generally or compromises with his creditors or makes an authorized assignment or is declared insolvent; (b) if he is found to be a mentally incompetent person; or (c) if by notice in writing to the Corporation he resigns his office.
2.10   Ceasing.   A director ceases to hold office when he:
(a)
dies;

(b)
resigns his office by notice in writing delivered to the Corporation;

(c)
is convicted of an indictable offence and the other directors shall have resolved to remove him;

(d)
ceases to be qualified to act as a director pursuant to the Act; or

(e)
is removed in accordance with the Act and this by-law.

2.11   Resignation.   Every resignation of a director becomes effective at the time a written resignation is delivered to the Corporation or at the time specified in the resignation, whichever is later.
2.12   Removal.   Subject to the Act, the Corporation may by ordinary resolution remove any director before the expiration of his period of office and may by an ordinary resolution appoint another person in his stead.
2.13   Powers.   The directors shall manage or supervise the management of the affairs and business of the Corporation and shall have the authority to exercise all such powers of the Corporation as are not, by the Act or by the articles or by-laws, required to be exercised by the Corporation in general meeting.
2.14   Attorney.   The directors may from time to time by power of attorney or other instrument under seal appoint any person to be the attorney of the Corporation for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these by-laws and excepting the powers of the directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such appointment may be made in favour of any of the directors or any of the shareholders of the Corporation or in favour of any corporation, or of any of the shareholders, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers. authorities and discretions for the time being vested in him.
2.15   Committee of Directors.   The directors may appoint from among their number a committee of directors and subject to the Act may delegate to such committee any of the powers of the directors.

2.16   Shareholder Qualification.   A director shall not be required to hold a share in the capital of the Corporation as qualification for his office but shall be qualified as required by the Act to become or act as a director. Any director who is not a shareholder shall be deemed to have agreed to be bound by the provisions of the articles and by-laws of the Corporation to the same extent as if he were a shareholder of the Corporation.
3.   MEETING OF DIRECTORS
3.1   Place of Meeting.   Meetings of the board of directors and of a committee of directors (if any) may be held within or outside of Canada.
3.2   Call.   A director may, and the Secretary or an Assistant Secretary upon request of a director shall, call a meeting of the board at any time. Reasonable notice shall be given for any meeting specifying the place, day and hour of such meeting and shall be given by mail, postage prepaid, addressed to each of the directors at his address as it appears on the books of the Corporation or by leaving it at his usual business or residential address or by telephone, telex, facsimile, email or any method of transmitting legibly recorded messages. Accidental omission to give notice of a meeting of directors to, or by the non-receipt of notice by, any director shall not invalidate the proceedings at that meeting.
3.3   Waive Notice.   Any director of the Corporation may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After the filing of such waiver with respect to future meetings, and until such waiver is withdrawn, no notice of any meeting of the directors need be given to such director or, unless the director otherwise requires in writing to the Secretary, and all meetings of the directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such director.
3.4   No Notice.   It shall not be necessary to give notice of a meeting of directors to any director if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of directors at which such director is appointed.
3.5   Chair.   The Chairman of the Board, if any, or in his absence any Vice-Chairman or the President, shall preside as chairman at every meeting of the directors, or if neither the Chairman of the Board, Vice-Chairman nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, any Vice-Chairman and the President have advised the Secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chairman of the meeting. With the consent of the meeting, the solicitor of the Corporation may act as chairman of a meeting of the directors.
3.6   Vacancy.   The directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to the by-laws of the Corporation as the necessary quorum of directors, the directors may act for the purpose of increasing the number of directors to that number, or to summon a special meeting of the Corporation, but for no other purpose. If the directors fail to call a meeting or if there are no directors then in office, the meeting may be called by any shareholder.
3.7   Defect.   Subject to the provisions of the Act, all acts done at any meeting of the directors or of a committee of directors, or by any person acting as a director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.
3.8   Quorum.   The board of directors may from time to time fix the quorum required for the transaction of business at a meeting of the board of directors and until so fixed the quorum will be a majority of the then current number of directors, or if the number of directors is fixed at one, shall be one director.
3.9   Meetings by Telephone or Electronic Conference.   A director may participate in a meeting of the board or of any committee of the directors by means of conference telephones or other communications facilities by means of which all directors participating in the meeting can hear each other. A director participating in a meeting in accordance with this by-law shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.
3.10   Voting.   The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the board may by resolution from time to time determine.
3.11   Resolution in Lieu of Meeting.   Notwithstanding any of the foregoing provisions of this by-law, a resolution consented to in writing, whether by document, telegram, telex, facsimile or any method of transmitting legibly recorded messages, by all of the directors shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date stated thereon or on the latest day stated on any counterpart. A resolution may be consented to by a director who has an interest in the subject matter of the resolution provided that he has otherwise complied with the provisions of the articles, by-laws and the Act.
3.12   Seconds.   No resolution proposed at a meeting of directors need be seconded, and the chairman of any meeting may move or propose a resolution.
4.   REMUNERATION OF DIRECTORS
4.1   Remuneration.   The remuneration of the directors may from time to time be determined by the directors or, if the directors so decide, by ordinary resolution of the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any director in his capacity as officer or employee of the Corporation. The directors shall be reimbursed for reasonable travelling, hotel and other expenses they incur in and about the business of the Corporation and if any director shall perform any professional or other services for the Corporation that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specially occupied in or about the Corporation’s business, he may be paid a remuneration to be fixed by the board, or, at the option of such director, by the Corporation in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the Corporation, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any director who has held any office or position with the Corporation or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
5.   SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL
5.1   Ratification.   The board of directors in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation’s articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.
6.   FOR THE PROTECTION OF DIRECTORS AND OFFICERS
6.1   Conflicts.   In supplement of and not by way of limitation upon any rights conferred upon directors by the Act, it is declared that no director shall be disqualified from his office or vacate his office by reason of holding any office or place of profit under the Corporation or under any body corporate in which the Corporation shall be a shareholder or by reason of being otherwise in any way directly or indirectly interested or contracting with the Corporation either as vendor, purchaser or otherwise or being concerned in a contract or arrangement made or proposed to be entered into with the Corporation in which he is in any way directly or indirectly interested either as vendor, purchaser or otherwise, nor shall any director be liable to account to the Corporation or any of its shareholders or creditors for any profit arising from any such office or place of profit; and, subject to the Act, no contract or arrangement entered into by or on behalf of the Corporation in which any director shall be in any way directly or indirectly interested shall be avoided or voidable and no director shall be liable to account to the Corporation or any of its shareholders or creditors for any profit realized by or from any such contract or arrangement by reason of any fiduciary relationship.
7.   INDEMNITIES TO DIRECTORS AND OFFICERS
7.1   Indemnity.   Subject to the Act, the Corporation may indemnify a director or officer or former director or officer of the Corporation or of a corporation of which the Corporation is or was a shareholder or creditor and the heirs and legal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or them in respect of any civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director or officer of the Corporation or a director or officer of such corporation, including any action brought by the Corporation or any such corporation. Each director or officer of the Corporation on being elected or appointed shall be deemed to have contracted with the Corporation on the terms of the foregoing indemnity.
7.2   Failure.   The failure of a director or officer of the Corporation to comply with the provisions of the Act or of the articles or the by-laws shall not invalidate any indemnity to which he is entitled under the by-laws.
7.3   Insurance.   The directors may cause the Corporation to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the Corporation or as a director, officer, employee or agent of any corporation of which the Corporation is or was a shareholder and his heirs or personal representatives, against any liability incurred by him as such director, officer, employee or agent.
8.   OFFICERS
8.1   Appointment.   The board of directors shall annually or as often as may be required appoint such officers of the Corporation as are deemed advisable, which may include a Chairman of the Board, a Vice-Chairman of the Board, a Managing Director, a President, a Chief Executive Officer, one or more Vice-Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and/or one or more Assistant Treasurers. A director may be appointed to any office of the Corporation but none of the officers except the Chairman of the Board, the Vice-Chairman of the Board and the Managing Director need be a member of the board of directors. Two or more of the aforesaid offices may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may, but need not be, known as the Secretary-Treasurer. The board of directors may from time to time appoint any other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be prescribed by the board of directors.
8.2   Vacancies.   If the office of any officer of the Corporation shall be or become vacant by reason of death, resignation, disqualification or otherwise, the directors by resolution shall, in the case of the President, and may, in the case of any other office, appoint a person to fill such vacancy.
8.3   Remuneration and Removal.   The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving remuneration in his role as an officer or employee as may be determined by the board of directors. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board of directors at any time, with or without cause.
8.4   Powers and Duties.   All officers shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the board of directors.
8.5   Duties may be Delegated.   In case of the absence or inability to act of any officer of the Corporation, or for any other reason that the board of directors may deem sufficient, the board of directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

8.6   Chairman of the Board.   The Chairman of the Board (if any) shall, when present, preside at all meetings of the board of directors, the executive committee of directors (if any) and the shareholders.
8.7   Vice-Chairman of the Board.   If the Chairman of the Board is absent or is unable or refuses to act, the Vice-Chairman of the Board (if any) shall, when present, preside at all meetings of the board of directors, the executive committee of directors (if any) and the shareholders.
8.8   Managing Director.   The Managing Director shall be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the board of directors in accordance with the Act.
8.9   President.   Unless the Board determines otherwise, the President shall be the Chief Executive Officer of the Corporation. He shall be vested with and may exercise all the powers and shall perform all the duties of the Chairman of the Board and/or Vice-Chairman of the Board if none be appointed or if the Chairman of the Board and the Vice-Chairman of the Board are absent or are unable or refuse to act; provided, however, that unless he is a director he shall not preside as chairman at any meeting of directors or of the executive committee of directors (if any) or, subject to paragraph 9.9 of this by-law, at any meeting of shareholders.
8.10   Vice-President.   The Vice-President or, if more than one, the Vice-Presidents, in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence or inability or refusal to act of the President; provided, however, that a Vice-President who is not a director shall not preside as chairman at any meeting of directors or of the executive committee of directors (if any) or, subject to paragraph 9.9 of this by-law, at any meeting of shareholders.
8.11   Secretary.   The Secretary shall give or cause to be given notices for all meetings of the board of directors, the executive committee of directors (if any) and the shareholders when directed to do so and shall have charge of the minute books of the Corporation and, subject to the provisions of this by-law, of the records (other than accounting records) referred to in the Act.
8.12   Treasurer.   Subject to the provisions of any resolution of the board of directors, the Treasurer shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the board of directors may direct. He or she shall keep or cause to be kept the accounting records referred to in the Act. He or she may be required to give such bond for the faithful performance of his duties as the board of directors in its uncontrolled discretion may require but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.
8.13   Assistant Secretary and Assistant Treasurer.   The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall respectively perform all the duties of the Secretary and the Treasurer, respectively, in the absence or inability or refusal to act of the Secretary or the Treasurer, as the case may be.
8.14   General Manager or Manager.   The board of directors may from time to time appoint one or more General Managers or Managers and may delegate to him or them full powers to manage such matters and duties as by law must be transacted or performed by the board of directors and/or by the shareholders and to employ and discharge agents and employees of the Corporation or may delegate to him or them any lesser authority. A General Manager or Manager shall conform to all lawful orders given to him by the board of directors of the Corporation and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Corporation. Any agent or employee appointed by a General Manager or Manager shall be subject to discharge by the board of directors.
8.15   Conflicts.   Every officer of the Corporation who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Corporation shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict in accordance with the provisions of the Act.

9.   SHAREHOLDERS’ MEETINGS
9.1   Annual Meeting.   Subject to the Act and the Articles, the annual meeting of the shareholders shall be held on such day in each year and at such time as the directors may by resolution determine at any place within Canada or, if all the shareholders entitled to vote at such meeting so agree, outside Canada.
9.2   Special Meetings.   Subject to the Act and the Articles, special meetings of the shareholders may be convened by order of the board of directors at any date and time and at any place within Canada or, if all the shareholders entitled to vote at such meeting so agree, outside Canada.
9.3   Meetings by Telephone or Electronic Conference.   A shareholder may participate in a meeting of the shareholders by means of conference telephones or other communications facilities by means of which all shareholders participating in the meeting can hear each other. A person participating in a meeting by such means in accordance with this bylaw shall be deemed to be present at the meeting and to have so agreed shall be entitled to vote by means of telephonic, electronic or other communication facility that the Corporation has made available for that purpose.
9.4   Notice.   A notice stating the day, hour and place of meeting shall be given by serving such notice on such persons as are entitled by law or under this by-law to receive such notice from the Corporation in the manner specified in paragraph 15.1 of this by-law or in such manner as may be prescribed by the directors, not less than twenty-one days or more than fifty days (in each case exclusive of the day on which the notice is delivered or sent and of the day for which notice is given) before the day of the meeting. Notice of a meeting at which special business is to be transacted shall state: (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon; and (b) the text of any special resolution to be submitted to the meeting. Except as otherwise provided by the Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by shareholders at the registered office or records office of the Corporation or at some other place designated in the notice during usual business hours up to the date of such general meeting.
9.5   Waiver of Notice.   A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice or reduce the period of notice of a meeting of shareholders and attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
9.6   Omission of Notice.   The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any shareholder or shareholders, director or directors or the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.
9.7   Votes.   Subject to the Act, every question submitted to any meeting of shareholders shall be decided in the first instance by a show of hands unless (before or on the declaration of the result of the show of hands) a poll is directed by the Chairman or a shareholder or proxyholder entitled to vote at the meeting has demanded a ballot and in the case of an equality of votes the chairman of the meeting shall on a show of hands or on a ballot not have a second or casting vote in addition to the vote or votes to which he may be otherwise entitled as a member or proxyholder and this provision shall apply notwithstanding the Chairman is interested in the subject matter of the resolution.
9.8   Declaration.   At any meeting, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.
9.9   Chair.   The Chairman of the Board, if any, or in his absence the President of the Corporation or in his absence a Vice-President of the Corporation, if any, shall be entitled to preside as chairman at every meeting of shareholders of the Corporation. Notwithstanding the foregoing, with the consent of the meeting, which consent may be expressed by the failure to object of any person present and entitled to vote, the solicitor of the Corporation may act as chairman of the meeting of shareholders. If at any meeting of shareholders neither the Chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present, shall choose someone of their number, or the solicitor of the Corporation, to be chairman. If all the Directors present, and the solicitor of the Corporation, decline to take the chair or fail to so choose or if no Director be present, the persons present and entitled to vote shall choose some person in attendance, who need not be a shareholder, to be chairman.
9.10   Ballot.   A ballot may be demanded either before or after any vote by a show of hands by any person entitled to vote at the meeting. No poll may be demanded on the election of the chairman. If at any meeting a ballot is demanded on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of directors, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the chairman of the meeting directs but in no event later than seven days after the meeting. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a ballot may be withdrawn.
9.11   Determination.   In the case of any dispute as to the admission or rejection of a vote. whether by show of hands or on a poll, the chairman shall determine the same, and his determination made in good faith is final and conclusive.
9.12   Action.   Unless the Act, the articles or the by-laws otherwise provide, any action to be taken by a resolution of the shareholders may be taken by an ordinary resolution.
9.13   Votes.   Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares:
(a)   on a show of hands:
(i)
every shareholder who is present in person and entitled to vote shall have one vote; and

(ii)
a proxyholder duly appointed by a holder of a share who would have been entitled to vote shall have one vote; and

(b)
on a poll, every shareholder shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy.

9.14   Not Registered.   Any person who is not registered as a shareholder but is entitled to vote at any meeting in respect of a share, may vote the share in the same manner as if he were a shareholder: but, unless the directors have previously admitted his right to vote at that meeting in respect of the share. he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.
9.15   Corporate Representative.   Any corporation not being a subsidiary which is a shareholder of the Corporation may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual shareholder of the Corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Corporation in writing by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a shareholder may appoint a proxyholder.
9.16   Unsound Mind.   A shareholder of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee or curator bonis or other person in the nature of a committee or curator bonis appointed by that court, and any such committee or curator bonis, or other person may appoint a proxyholder. The chairman may require such proof of such appointment as he sees fit.

9.17   Joint Registered Holders.   In the case of joint registered holders of a share, the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose, seniority shall be determined by the order in which the names stand in the register of shareholders. Several legal personal representatives of a deceased shareholder whose shares are registered in his sole name shall, for the purpose of this by-law, be deemed joint registered holders.
9.18   Proxyholders.   A shareholder holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend. act and vote for him on the same occasion. If such a shareholder should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A shareholder may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.
9.19   Proxyholders.   Any person, having attained the age of majority, may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at any meeting or meetings, and to the extent permitted by the Act.
9.20   Proxyholder.   A person appointed by proxy need not be a shareholder.
9.21   Proxies.   A proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney of that corporation.
9.22   Deposit of Proxies.   Unless the directors fix some other time by which proxies must be deposited, a proxy and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, shall be deposited at the registered office of the Corporation or at such other place as is specified for that purpose in the notice convening the meeting or form of proxy, not less than 48 hours (excluding Saturdays and holidays) before the time for holding the meeting in respect of which the person named in the instrument is appointed.
9.23   Deposit of Proxies.   In addition to any other method of depositing proxies provided for in the by-laws, the directors may by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time for depositing the proxies. If the Corporation is or becomes a reporting company, the time so fixed shall not exceed 48 hours (excluding Saturdays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of shareholders and providing for particulars of such proxies to be sent to the Corporation or any agent of the Corporation in writing or by letter, telegram, telex, facsimile or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Corporation or of any agent of the Corporation appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part.
9.24   Death or Incapacity.   A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the shareholder giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Corporation or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote was taken.
9.25   Retain Ballots.   Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Act may provide.
9.26   Votes on Poll.   On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.
9.27   Determinations.   The chairman of the meeting may determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of this Part as to form, execution, accompanying documentation, time of filing, or otherwise, shall be valid for use at such meeting and any such determination made in good faith shall be final, conclusive and binding upon such meeting.
9.28   Form of Proxy.   Subject to the provisions of the Regulations, a proxy may be in the following form or in any other form that the directors or the chairman of the meeting shall approve or accept:
“The undersigned shareholder of             hereby appoints,                  , of               or failing him, of             as the nominee of the undersigned to attend, act and vote for the undersigned and on behalf of the undersigned at the             meeting of the shareholders of the said corporation to be held on the       day of             and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or such adjournment or adjournments thereof.
DATED this             day of                   ,      .

Signature of Shareholder
9.29   Revocation.   Every proxy may be revoked by an instrument in writing:
(a)
executed by the shareholder giving the same or by his attorney authorized in writing or where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation; and

(b)
delivered either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner provided by law.
9.30   Adjournment.   The chairman of any meeting may and shall, if so directed by the meeting, adjourn the same from time to time to a fixed time and place and no notice of such adjournment need to be given to the shareholders unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more in which case notice of the adjourned meeting shall be given as for an original meeting. Any business may be brought before or dealt with at any adjourned meeting for which no notice is required which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.
9.31   Seconds.   No motion proposed at a general meeting need be seconded and the chairman may propose a motion.
9.32   Quorum.   Save as herein otherwise provided, a quorum for a meeting of shareholders shall be two shareholders, or two proxyholders representing shareholders, or any combination thereof, holding not less than thirty-three and one-third (33 1∕3%) percent of the issued and outstanding shares entitled to be voted at the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. The directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Corporation shall be entitled to attend at any meeting of shareholders but no such person shall be counted in the quorum or be entitled to vote at any meeting of shareholders unless he shall be a shareholder or proxyholder entitled to vote thereat.
9.33   Quorum.   If within half an hour from the time appointed for a meeting of shareholders a quorum is not present, the meeting, if convened upon requisition by the shareholders shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week, at the same time and place but may not transact any other business. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a shareholder or shareholders entitled to attend and vote at the meeting shall be a quorum.
9.34   Opening Quorum.   No business other than the election of the chairman or the adjournment of the meeting shall be transacted at any general meeting unless a quorum of shareholders entitled to attend and vote is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

9.35   Resolution in lieu of Meeting.   Notwithstanding any of the foregoing provisions of this by-law, a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of the shareholders is, subject to the Act, as valid as if it had been passed at a meeting of the shareholders. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the shareholders and shall be effective on the date stated thereon or on the latest day stated on any counterpart.
9.36   Class Meetings.   Unless the Act, the articles or by-laws otherwise provide, the provisions of this by-law relating to meetings shall apply with the necessary changes, and so far as they are applicable, to a class meeting of shareholders holding a particular class of shares.
10.   SHARES
10.1   Allotment and Issuance.   Subject to the provisions of the Act, the shares shall be under the control of the directors who may, subject to the rights of the holders of the shares of the Corporation for the time being outstanding, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding, and outstanding shares held by the Corporation, at such times, to such persons (including directors), in such manner, upon such terms and conditions and at such price or for such consideration, as the directors, in their absolute discretion, may determine.
10.2   Fully Paid.   No share may be issued until it is fully paid and the Corporation shall have received the full consideration therefor in cash, property or past services actually performed for the Corporation. The value of property or services for the purposes of this by-law shall be the value determined by the directors by resolution to be, in all circumstances of the transaction, the fair market value thereof, and the full consideration received for a share issued by way of dividend shall be the amount declared by the directors to be the amount of the dividend.
10.3   Discounts.   Subject to the Act, the Corporation or the directors on behalf of the Corporation, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares, debentures, share rights, warrants or debenture stock in the Corporation, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, debentures, share rights, warrants or debenture stock, provided that the rate of the commission and discount shall not in the aggregate exceed 25 per cent of the amount of the subscription price of such shares. The Corporation may also pay such brokerage fees as may be lawful.
10.4   Certificates.   Every shareholder is entitled, without charge and at his option, to a share certificate representing the share or shares of each class or series held by him or to a non-transferable written certificate of acknowledgment of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown in the securities register; provided that, in respect of a share or shares held jointly by several persons, the Corporation shall not be bound to issue more than one share certificate or written certificate of acknowledgment, as the case may be, and delivery of a share certificate or written certificate of acknowledgment to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Corporation shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any certificate may be sent through the mail by prepaid mail to the shareholder entitled thereto, and neither the Corporation nor any transfer agent shall be liable for any loss occasioned to the shareholder owing to any such certificate so sent being lost in the mail or stolen.
10.5   Certificates.   Every share certificate issued by the Corporation shall be in such form as the directors approve and shall comply with the Act.
10.6   Replacement Certificates.   If a share certificate:
(a)
is worn or defaced, the directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

(b)
is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the directors and upon such indemnity, if any, as the directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

(c)
represents more than one share and the registered owner thereof surrenders it to the Corporation with a written request that the Corporation issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Corporation shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

There shall be paid to the Corporation such sum as the directors may from time to time fix, for each certificate to be issued under this by-law.
10.7   Trust.   Except as required by law, statute or the by-laws, no person shall be recognized by the Corporation as holding any share upon any trust, and the Corporation shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or the bylaws provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.
10.8   Two Names.   The certificate representing shares registered in the name of two or more persons shall be delivered to the person first named on the register of shareholders.
10.9   Redemption of Shares.   Subject to the Act, the articles and the special rights and restrictions attached to any class of shares of the Corporation, the Corporation may, by a resolution of the directors and in compliance with the Act, purchase any of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Corporation is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Corporation insolvent. Subject to the Act, any shares purchased or redeemed by the Corporation may be sold or, if cancelled, reissued by it, but while such shares are held by the Corporation. it shall not exercise any vote in respect of such shares and no dividend or other distribution shall be paid or made thereon. If the Corporation proposes at its option to redeem some but not all of the shares of any class or series, the directors may, subject to the special rights and restrictions attached to such shares, decide the manner in which the shares to be redeemed shall be selected and such redemption may or may not be made pro rata among every shareholder holding any such shares as the directors may determine.
10.10   Signatures.   Subject to the Act, the signature of the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President, a Vice-President or any other director or officer of the Corporation may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director. the President, the Vice-President, the director or the officer whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they have been signed manually. Where the Corporation has appointed a registrar, transfer agent, branch registrar or branch transfer agent for the shares (or for the shares of any class or classes) of the Corporation, the signature of the Secretary or Assistant Secretary may also be printed, engraved. lithographed or otherwise mechanically reproduced on certificates representing the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation and when countersigned by or on behalf of a registrar, transfer agent, branch registrar or branch transfer agent. such certificates so signed shall be as valid to all intents and purposes as if they had been signed manually. A share certificate containing the signature of a person which is printed, engraved. lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.
11.   TRANSFER OF SECURITIES
11.1   Transfer of Shares.   Subject to the restrictions, if any, set forth in the articles and the by-laws, any shareholder may transfer any of his shares by instrument in writing executed by or on behalf of such shareholder and delivered to the Corporation or its transfer agent. The instrument of transfer of any share of the Corporation shall be in the form, if any, on the back of the Corporation’s share certificates or in such other form as the directors may from time to time approve or accept. If the directors so determine, each instrument of transfer shall be in respect of only one class of share. Except to the extent that the Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of shareholders or a branch register of shareholders in respect thereof.
11.2   Signature.   The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its directors, officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares if specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.
11.3   Transferee.   Neither the Corporation nor any director, officer or agent thereof shall be bound to enquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.
11.4   Instrument of Transfer.   Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer, where the transfer is registered, shall be retained by the Corporation or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.
11.5   Fees.   There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the directors may from time to time determine.
11.6   Restriction on Transfers.   Notwithstanding any other provision of the by-laws, while the Corporation is, or becomes a corporation which is not a reporting issuer as defined in the Securities Act (Ontario), then no shares shall be transferred and entered on the register of shareholders without the previous consent of the directors expressed by a resolution of the board and the directors shall not be required to give any reason for refusing to consent to any such proposed transfer. The consent of the board required by this by-law may be in respect of a specific proposed trade or trades or trading generally, whether or not over a specified period of time, or by specific persons or with such other restrictions or requirements as the directors may determine.
11.7   Transmission of Shares.   In the case of the death of a shareholder, the survivor or survivors, where the deceased was a joint registered holder, and the legal personal representative of the deceased, where he was the sole holder, shall be the only persons recognized by the Corporation as having any title to his interest in the shares. Before recognizing any legal personal representative the directors may require him to deliver to the Corporation the original or a court-certified copy of a grant of probate or letters of administration in Ontario or such other evidence and documents as the directors consider appropriate to establish the right of the personal representative to such title to the interest in the shares of the deceased shareholder.
11.8   Death or Bankruptcy.   Upon the death or bankruptcy of a shareholder, his personal representative or trustee in bankruptcy, although not a shareholder, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt shareholder if the documents required by the Act shall have been deposited with the Corporation. This by-law does not apply on the death of a shareholder with respect to shares registered in his name and the name of another person in joint tenancy.
11.9   Death or Bankruptcy.   Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder shall, upon such documents and evidence being produced to the Corporation as the Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the shares as the deceased or bankrupt person could have made; but the directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.
11.10   Transfer Agent and Registrar.   The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents or by or on behalf of one of the said registrars and/or branch registrars, if any.
11.11   Securities Registrars.   A central securities register of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in Canada as may from time to time be designated by resolution of the board of directors and a branch securities register or registers may be kept at such office or offices of the Corporation or other place or places, either in or outside Canada, as may from time to time be designated by resolution of the directors.
11.12   Shareholder Indebted to the Corporation.   If so provided in the articles or by-laws of the Corporation, the Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer of such share.
12.   DIVIDENDS
12.1   Dividends.   The directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any shareholder. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the directors as to the amount of such funds or assets available for dividends shall be conclusive. The Corporation may pay any such dividend wholly or in part by the distribution of specific assets, and in particular by paid up shares, bonds, debentures or other securities of the Corporation or any other corporation, or in any one or more such ways as may be authorized by the Corporation or the directors, and where any difficulty arises with regard to such a distribution the directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled shall be made to any shareholders on the basis of the value so fixed to adjust the rights of all parties, and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the directors.
12.2   Payment Date.   Any dividend declared on shares of any class by the directors may be made payable on such date as is fixed by the directors.
12.3   Declaration.   Subject to the rights of shareholders (if any) holding shares with specific rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

12.4   Funds.   The directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves. which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Corporation may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Corporation or be invested in such investments as the directors may from time to time think fit. The directors may also, without placing the same in reserve, carry forward such funds which they think prudent not to divide.
12.5   Joint Holders.   If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other moneys payable in respect of the share.
12.6   No Interest.   No dividend shall bear interest against the Corporation. Where the dividend to which a shareholder is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.
12.7   Delivery.   Any dividend, bonus or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.
12.8   Surplus.   Notwithstanding anything contained in the by-laws, the directors may from time to time capitalize any undistributed surplus on hand of the Corporation and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Corporation as a dividend representing such undistributed surplus on hand or any part thereof.
12.9   Fractions.   Notwithstanding any other provisions of the by-laws, should any dividend result in any shareholders being entitled to a fractional part of a share of the Corporation, the directors shall have the right to pay such shareholders in place of that fractional share, the cash equivalent thereof calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereon on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Corporation.
13.   VOTING SHARES AND SECURITIES IN OTHER COMPANIES
13.1   Voting Other Securities.   All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the board of directors of the Corporation shall from time to time determine. The proper signing officers of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the board of directors.
14.   INFORMATION AVAILABLE TO SHAREHOLDERS
14.1   Information.   Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.
14.2   Inspection.   The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the board of directors or by a resolution of the shareholders.
15.   NOTICES
15.1   Service.   Any notice or other document required by the Act, the Regulations, the articles or the by-laws to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail, fax, email, cable, telegram or telex to any such shareholder at his latest address as shown in the records of the Corporation or its transfer agent and to any such director at his latest address as shown in the records of the Corporation or in the last notice filed under section 106 or 113 of the Act. and to the auditor at his business address; provided always that notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.
15.2   Shares Registered in More than One Name.   All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice or delivery to all the holders of such shares.
15.3   Persons Becoming Entitled by Operation of Law.   Subject to the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which, previous to his name and address being entered in the records of the Corporation, shall be duly given to the person or person from who he derives his title to such share or shares.
15.4   Deceased Shareholders.   Subject to the Act, any notice or other document delivered or sent by post, fax, email, cable, telegram or telex or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested with him in such shares.
15.5   Signature to Notices.   The signature of any director or officer of the Corporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.
15.6   Computation of Time.   Where a given number of days’ notice or notice extending over a period is required to be given under any provisions of the articles or by-laws of the Corporation the day of service or posting of the notice or document shall, unless it is otherwise provided, be counted in such number of days or other period.
15.7   Proof of Service.   With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in paragraph 15.1 of this by-law and put into a post office or into a letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the sending or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.
15.8   Record Dates.   The directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Act, preceding the date of any meeting of shareholders. including class and series meetings, or of the payment of any dividend or to participate in a liquidation distribution or of the proposed taking of any other proper action requiring the determination of shareholders, as the record date for the determination of the shareholders entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in the by-laws, only shareholders of record on the date so fixed shall be deemed to be shareholders for the purposes aforesaid.
15.9   Record Date.   Where no record date is so fixed for the determination of shareholders as provided in the preceding by-law, the record date of the determination of shareholders entitled to receive notice of a meeting of shareholders shall be:
(a)   at the close of business on the day immediately preceding the day on which the notice is given; or
(b)   if no notice is given, the day on which the meeting is held; and
the record date for the determination of shareholders for any purpose other than to establish a shareholders’ right to receive notice of a meeting or to vote shall be at the close of business on the day on which the directors pass the resolution relating thereto.
16.   CHEQUES, DRAFTS AND NOTES
16.1   Cheques.   All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or person, whether or not officers of the Corporation, and in such manner as the board of directors may from time to time designate by resolution.
17.   CUSTODY OF SECURITIES
17.1   Custody.   All shares and securities owned by the Corporation may be lodged (in the name of the Corporation) with a chartered bank or trust company or in a safety deposit box or, if so authorized by resolution of the board of directors, with such other depositaries or in such other manner as may be determined from time to time by the board of directors.
17.2   Nominees.   All share certificates, bonds, debentures, notes or other obligations belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the name of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.
18.   EXECUTION OF INSTRUMENTS
18.1   Execution.   Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by:
(a)   any two officers who have been appointed by the board of directors;
(b)   any two directors; or
(c)   any one officer who has been appointed by the board of directors and any one director, and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any director or directors, officer or officers, or any person or persons, on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.
18.2   Seal.   The corporate seal (if any) of the Corporation may be affixed to contracts. documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons. appointed as aforesaid by resolution of the board of directors, but any such contract, document or instrument is not invalid merely because the corporate seal is not affixed thereto.
18.3   Definition.   The term “contracts, documents or instruments in writing” as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.
18.4   Securities.   In particular without limiting the generality of the foregoing:
(a)
the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President or a Vice-President together with the Secretary or the Treasurer, or

(b)
any two directors; or

(c)
any director or directors, officer or officers, or any person or person, on behalf of the Corporation appointed from time to time by resolution of the board of directors;

shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning. transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.
18.5   Signatures.   The signature or signatures of the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President, the Chief Executive Officer, a Vice-President, the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer or any director of the Corporation and/or of any other officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors may, if specifically authorized by resolution of the directors. be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation on which the signature or signatures of any of the foregoing officers or persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Corporation.
19.   FINANCIAL YEAR
19.1   Year End.   The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolutions determine.
20.   BORROWING
20.1   Borrowing.   Subject to the provisions of the Act, the directors may from time to time authorize the Corporation to:
(a)   borrow money on the credit of the Corporation;
(b)   issue, resell, sell or pledge debt obligations of the Corporation;
(c)   give a guarantee on behalf of the Corporation to secure performance of an obligation of-any person;
(d)
mortgage, charge, hypothecate, pledge or otherwise create a security interest on all or any property of the Corporation, owned or subsequently acquired to secure any obligation of the Corporation; and

(e)
give financial assistance to any person, directly or indirectly, by way of loan, guarantee, the provision of security or otherwise.

20.2   The directors may make any bonds, debentures or other debt obligations issued by the Corporation by their terms assignable free from any equities between the Corporation and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

20.3   The directors may authorize the issue of any bonds, debentures or other debt obligations of the Corporation at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending and voting at general meetings of the Corporation and otherwise as the directors may determine at or before the time of issue.
20.4   The Corporation shall keep or cause to be kept at its registered office in accordance with the Act a register of its debentures and a register of debentureholders, which registers may be combined. and, subject to the provisions of the Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the directors may from time to time determine and the directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.
20.5   Every bond, debenture or other debt obligation of the Corporation shall be signed manually by at least one director or officer of the Corporation or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligations appointed by the Corporation or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.
20.6   The Corporation shall keep or cause to be kept a register of its indebtedness to every director or officer of the Corporation or an associate of any of them in accordance with the provisions of the Act.
21.   DISCLOSURE OF INTEREST OF DIRECTORS
21.1   Conflicts.   A director who is in any way, directly or indirectly, interested in an existing or proposed contract or transaction with the Corporation or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a director, as the case may be, in accordance with the provisions of the Act.
21.2   A director shall not vote in respect of any such contract or transaction with the Corporation in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the Act, the prohibitions contained in this by-law shall not apply to:
(a)
any contract or transaction made, or to be made, with or for the benefit of an affiliated corporation of which a director is a director or officer;

(b)   determining the remuneration of the directors in that capacity; or
(c)   the indemnification of any director by the Corporation.
These exceptions may from time to time be suspended or amended to any extent approved by the Corporation in general meeting and permitted by the Act, either generally or in respect of any particular contract or transaction or for any particular period.
21.3   Intentionally Deleted.
21.4   A director may hold any office or position with the Corporation, other than the office of auditor of the Corporation, in conjunction with his office of director for such period and on such terms, as to remuneration or otherwise, as the directors may determine and no director or intended director shall be disqualified by his office from contracting with the Corporation either with regard to his tenure of any such other office or position or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Act, no contract or transaction entered into by or on behalf of the Corporation in which a director is in any way interested shall be liable to be voided by reason thereof.

21.5   Subject to compliance with the provisions of the Act, a director or his firm may act in a professional capacity for the Corporation and he or his firm shall be entitled to remuneration for professional services as if he were not a director.
21.6   A director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Corporation may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Act, such director shall not be accountable to the Corporation for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm.
MADE by resolutions of the Board of Directors initially made on          , 2023, as amended by further resolutions made on and before          , 2023.

Director
CONFIRMED by the Shareholders in accordance with the Business Corporations Act (Ontario) on          , 2023, as amended by further confirmations by Shareholders on and before          , 2023.

Director

BY-LAW NO. 2
A BY-LAW RELATING TO THE NOMINATION OF DIRECTORS
PROMIS NEUROSCIENCES INC.
(THE “CORPORATION”)
CONTENTS:
1.   Interpretation
2.   Nomination of Directors
3.   Nominations of Directors by Nominating Shareholders
4.   Eligibility Requirements for Nominated Candidates
5.   Board Discretion
The Corporation is committed to: (i) facilitating an orderly and efficient annual or, where the need arises, special meeting, process; (ii) ensuring that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees; (iii) allowing the Corporation and shareholders to evaluate all nominees’ qualifications and suitability as a director of the Corporation; and (iv) allowing shareholders to cast an informed vote.
The purpose of this By-Law No. 2 is to provide shareholders, directors and management of the Corporation with guidance on the nomination of directors. This By-Law No. 2 is the framework by which the Corporation seeks to fix a deadline by which holders of record of common shares of the Corporation must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper written form.
It is the position of the Corporation that this By-Law No. 2 is beneficial to shareholders and other stakeholders. This By-Law No. 2 will be subject to an annual review, and will reflect changes as required by securities regulatory agencies or stock exchanges, or so as to meet industry standards.
(a)   1.   Interpretation
1.01   Conflicts between By-Laws — This By-Law No. 2 amends the Corporation’s existing By-Laws to the extent necessary to give effect to this By-Law No. 2. In the case of an inconsistency between By-Law No. 2 and the Corporation’s existing By-Laws, the provisions of By-Law No. 2 shall prevail over the inconsistent provisions in the Corporation’s existing By-Laws.
1.02   Definitions — In By-Law No. 2, unless the context otherwise requires:
“Act” shall mean the Business Corporations Act (Ontario), and any statute that may be substituted therefore, as from time to time amended.
“Affiliate”, when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.
“Applicable Securities Laws” shall mean the Securities Act (Ontario) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada.
“Associate”, when used to indicate a relationship with a specified person, shall mean:
(a)   any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding,

(b)   any partner of that person,
(c)   any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity,
(d)   a spouse of such specified person,
(e)   any person of either sex with whom such specified person is living in conjugal relationship outside marriage, or
(f)   any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person.
“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Corporation or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Corporation or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts.
“Meeting of Shareholders” shall mean such annual shareholders meeting or special meeting at which one or more persons are nominated for election to the board by a Nominating Shareholder.
“Nominating Shareholder” shall mean any person:
(a)   who, at the close of business on the date of the giving of the notice provided for below in this By-Law No. 2 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting, and
(b)   who complies with the notice procedures set forth below in this By-Law No. 2. “owned beneficially”, “owns beneficially”, and “beneficially owns” means, in connection with the ownership of shares in the capital of the Corporation by a person:
(a)   any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing,
(b)   any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing,
(c)   any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person owns beneficially pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate, and
(d)   any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Corporation or any of its securities. “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.
(b)   2.   Nomination of Directors
2.01   Eligibility — Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting):
(a)   by or at the direction of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting;
(b)   by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or
(c)   by any Nominating Shareholder.
(c)   3.   Nominations of Directors by Nominating Shareholders
3.01   Formal Requirements — In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given:
(a)   timely notice thereof in proper written form to the chief executive officer of the Corporation at the principal executive offices of the Corporation in accordance with this By-Law No. 2; and
(b)   the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in, section 4.01.
3.02   Timely Notice — To be timely under section 3.01(a), a Nominating Shareholder’s notice to the chief executive officer of the Corporation must be made:
(a)   in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and
(b)   in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this section 3.02.
3.03   Proper Written Form for Notice — To be in proper written form, a Nominating Shareholder’s notice to the chief executive officer of the Corporation, under section 2.01(a), must set forth
(a)   as to each person whom the Nominating Shareholder proposes to nominate for election as a director:
(i)   the name, age, business address and residence address of the person,

(ii)   the principal occupation or employment of the person,
(iii)   the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,
(iv)   a statement as to whether such person would be “independent” of the Corporation (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 — Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination, and
(v)   any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and
(b)   as to the Nominating Shareholder giving the notice:
(i)   any information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and
(ii)   the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.
(d)   4.   Eligibility Requirements for Nominated Candidates
4.01   Written Consent, Representation of Qualifications and Agreement to Comply — To be eligible to be a candidate for election as a director of the Corporation and to be duly nominated, a candidate must be nominated in the manner prescribed in this By-Law No. 2 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the chief executive officer of the Corporation at the principal executive offices of the Corporation, not less than 5 days prior to the date of the Meeting of Shareholders, a written consent to act as a director of the Corporation, a representation in form acceptable to the Corporation that the candidate for nomination is not disqualified from acting as a director as provided in the Act, and agreement (in form provided by the Corporation) that such candidate for nomination, if elected as a director of the Corporation will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, and insider trading policies and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the chief executive officer of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).
4.02   Effect of Non-Compliance — No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this By-Law No. 2; provided, however, that nothing in this By-Law No. 2 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
4.03   Delivery of Notice — Notwithstanding any other provision of this By-Law No. 2, notice or any delivery given to the chief executive officer of the Corporation pursuant to this By-Law No. 2 may only be given by personal delivery, facsimile transmission or by email (provided that the chief executive officer of the Corporation has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the chief executive officer at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
4.04   No Extension of Notice Period — In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described in section 3.03(a) or the delivery of a consent, representation and agreement as described in section 4.01.
(e)   5.   Board Discretion
5.01   Waiver — Notwithstanding the foregoing, the board may in its sole discretion, waive any requirement of this By-Law No. 2.

APPENDIX “D” — DISSENT RIGHTS UNDER THE CBCA
Right to dissent
190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to
(a)   amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
(b)   amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;
(c)   amalgamate otherwise than under section 184;
(d)   be continued under section 188;
(e)   sell, lease or exchange all or substantially all its property under subsection 189(3); or
(f)   carry out a going-private transaction or a squeeze-out transaction.
Further right
(2)   A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.
If one class of shares
(2.1)   The right to dissent described in subsection (2) applies even if there is only one class of shares.
Payment for shares
(3)   In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.
No partial dissent
(4)   A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.
Objection
(5)   A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.
Notice of resolution
(6)   The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.
Demand for payment
(7)   A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)   the shareholder’s name and address;
(b)   the number and class of shares in respect of which the shareholder dissents; and
(c)   a demand for payment of the fair value of such shares.
Share certificate
(8)   A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.
Forfeiture
(9)   A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.
Endorsing certificate
(10)   A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.
Suspension of rights
(11)   On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where
(a)   the shareholder withdraws that notice before the corporation makes an offer under subsection (12),
(b)   the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or
(c)   the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 1 89(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.
Offer to pay
(12)   A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice
(a)   a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or
(b)   if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.
Same terms
(13)   Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.
Payment
(14)   Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court
(15)   Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.
Shareholder application to court
(16)   If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.
Venue
(17)   An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.
No security for costs
(18)   A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).
Parties
(19)   On an application to a court under subsection (15) or (16),
(a)   all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and
(b)   the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.
Powers of court
(20)   On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.
Appraisers
(21)   A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.
Final order
(22)   The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.
Interest
(23)   A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.
Notice that subsection (26) applies
(24)   If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies
(25)   If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may
(a)   withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or
(b)   retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.
Limitation
(26)   A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that
(a)   the corporation is or would after the payment be unable to pay its liabilities as they become due; or
(b)   the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

SCAN TOVIEW MATERIALS & VOTEPROMIS NEUROSCIENCES INC. SUITE 200, 1920 YONGE STREETTORONTO, ONTARIO, CANADA M4S 3E2VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PMN2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V18244-P94157KEEP THIS PORTION FOR YOUR RECORDSPROMIS NEUROSCIENCES INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors recommends you vote FOR the following proposals:1. Election of DirectorsTo elect eight directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director's earlier death, resignation, or removal.For Against Abstain For Against Abstain2. Appointment of Auditors1a. Eugene Williams 1b. Neil Cashman, M.D.! ! !! ! !To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.1c. Gail Farfel, Ph.D. 1d. Patrick D. Kirwin! ! !3. Continuance ResolutionFor Against Abstain1e. Joshua Mandel-Brehm1f. Maggie Shafmaster, Ph.D., J.D. 1g. Neil K. Warma1h. William Wyman! ! !! ! !! ! !! ! !! ! !To consider, and if thought advisable, pass, with or ! ! !without variation, a special resolution of the commonshareholders and series 1 preferred shareholders, voting together, authorizing the Corporation to make an application for the continuation of the Corporation under the Business Corporations Act (Ontario).Note: Such other business as may properly come before the meeting or any adjournment thereof.Signature of ProxyholderI/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PROMIS NEUROSCIENCES INC.Appointment of ProxyholderI/We being holder(s) of securities of ProMIS Neurosciences Inc. (the “Corporation”) hereby appoint: Gail Farfel, Ph.D.Chief Executive Officer, or failing this person, Daniel Geffken, Chief ORFinancial Officer, or failing this person, Max Milbury, FT Director,Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.Finance (the "Management Nominees") Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/promis and provide Computershare with the name and email address of the person you are appointing.Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual Meeting of shareholders of the Corporation to be held online by virtual webcast meeting at www.virtualshareholdermeeting.com/PMN2023 on June 29, 2023 at 9:30 am, Eastern Time (the “Meeting”) and at any adjournment or postponement thereof.Form of Proxy - Annual Meeting to be held on June 29, 2023 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and the Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.8. This proxy should be read in conjunction with the accompanying documentation provided by Management.Proxies submitted must be received by 9:00 am, Eastern Time, on June 27, 2023.